UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard PRIMECAP Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Trustees Approve Advisory Arrangement	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•                  Vanguard PRIMECAP Fund returned less than –2% for the 12 months ended September 30, 2019, lagging its benchmark, the Standard & Poor’s 500 Index.

•                  The broad U.S. stock market advanced nearly 3% for the year, which was marked by sharp intervals of volatility and uncertainty. Investors fretted over U.S.-China trade, heightened tensions with Iran, the imbroglio over Britain’s exit from the European Union, and whether an inverted yield curve signaled a recession ahead. With an eye toward the deteriorating global economic outlook, the Federal Reserve lowered short-term interest rates twice to sustain the U.S. economic recovery.

•                  Large- and mid-capitalization stocks generally outdistanced their small-cap counterparts.

•                  The fund’s industrial and information technology holdings detracted most from relative performance. In health care, the advisor’s selections performed better than the benchmark’s but still proved a drag on returns. Energy stocks were a net positive for the fund, based on their underweighting relative to the benchmark in a sagging sector.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard PRIMECAP Fund returned –2.41% for Investor Shares and –2.34% for Admiral Shares, trailing the 4.25% return of the fund’s benchmark, the Standard & Poor’s 500 Index. Relative to the S&P 500 Index, sector allocation and stock selection both detracted from the fund’s results.

The investment environment

The fiscal year featured a moderating U.S. economy and choppy performance in the U.S. equity market. The decade-long American expansion continued but showed signs of late-cycle fatigue amid a broader global slowdown. Consumer spending remained healthy, bolstered by labor market strength, even as consumer confidence waned in the summer months. Business investment weakened late in the fiscal year, a notable reversal from a year ago, and trade-driven uncertainty hindered business confidence.

Other major economies slowed, particularly in Europe and China. Geopolitical tension intensified, including an apparent Iranian attack on Saudi Arabia’s oil infrastructure and a further deterioration in U.S.-China relations. The Federal Reserve responded to the unease with interest rate cuts that took effect in August and September, an about-face from last year’s tightening campaign.

The equity market proved resilient in the face of this widespread uncertainty, with the S&P 500 Index finishing the fiscal year up more than 4% even as corporate earnings sharply decelerated. Analysts now project just 2% earnings growth for the index in 2019, well below the original expectations for double-digit growth. Market sentiment hinged chiefly on U.S.-China trade progress and Fed policy.

In late 2018, the stock market fell precipitously as rising interest rates and trade negativity spawned fears of imminent recession. This decline proved short-lived, however, as optimism grew for a trade deal and more accommodative Fed commentary. The market bounced aggressively and ascended to record highs in April, June, and July. Defensive sectors generally outperformed, led by utilities (+27%), real estate (+25%), and consumer staples (+17%). Health care (–4%) was a notable outlier, as its political sensitivity outweighed its defensive merits. Energy (–19%) was the biggest laggard amid a steep decline in oil prices.

Outlook for U.S. equities

Our long-standing cautious optimism currently tilts slightly more toward caution, a reflection of increased concerns in both the international and domestic arenas. The S&P 500 Index is near record highs despite a moderation in economic activity. Absolute valuation (16.7 times forward price/earnings valuation) is perhaps reasonable relative to anemic bond yields (1.7% on 10-year Treasuries at the end of the fiscal year), but the divergence between equity market performance and underlying economic activity feels unsustainable.

3

Indeed, though equity market indexes have prevailed at elevated levels, the bond markets are indicating apparent distress. In August, the 10-year Treasury yield briefly dipped below that of 2-year Treasuries, a yield-curve inversion that is often seen as a harbinger of recession.

Meanwhile, confidence persists that a U.S.-China trade deal will be achieved, even as relations steadily worsen and political crises unfold in both countries (an impeachment inquiry in the U.S. and the Hong Kong protests for China). We have been hopeful that trade-inspired geopolitical risks would subside, but instead we observe mostly false starts and provocation. American domestic political rancor has likewise escalated, with hyperpartisanship effectively paralyzing the federal government’s legislative and executive branches.

Despite the relentless uncertainty, we believe in America’s economic engine, the free enterprise system. This fundamental faith undergirds and informs our desire to own U.S. equities over the long term, and we remain cognizant of how quickly conditions can improve. Our largest sector positions continue to be in information technology and health care, where the development of innovative technologies and therapies is not tied to near-term economic prospects. However, we also invest in companies and industries with more cyclical orientations, such as semiconductors and airlines. These companies rely heavily on global growth and, in some cases, a constructive China relationship.

Portfolio update

The portfolio maintained large overweight positions in information technology, health care, and industrial stocks. These sectors made up 72% of average assets, compared with their 45% combined weighting in the S&P 500 Index. The portfolio and index were equally weighted in consumer discretionary, at 10% of average assets, and the portfolio was modestly under-weighted in financials (8% of average assets, compared with 13% for the index) and communication services (6%, compared with 10%). The fund maintained an underweight position in all other sectors: consumer staples, energy, materials, real estate, and utilities.

Unfavorable stock selection primarily drove fund underperformance, with particular weakness in industrials and information technology. Within industrials, key detractors included FedEx (–39%), whose operational miscues have exacerbated trade war concerns, and several airlines, including American (–34%) and Southwest (–12%). Within information technology, laggards NVIDIA (–38%) and NetApp (–37%) more than offset strong performances by KLA (+61%) and Texas Instruments (+24%).

Sector allocation also detracted from relative performance, driven primarily by the fund’s varied positioning within the four defensive-oriented sectors. The portfolio had negligible exposure to the three outperforming defensive sectors (consumer staples, utilities, and real estate) and a significant overweight position in the single underperforming defensive sector (health care). This

4

collective headwind proved significant, more than offsetting the benefit from the portfolio’s energy underweight.

The fund’s substantial health care portfolio (–2%) fared somewhat better than the health care sector generally (–4%) because of favorable stock selection, but it was not enough to offset our overweight to the second-poorest-performing sector in the index. Key contributors included pharmaceutical companies Roche (+24%), Novartis (+17%), AstraZeneca (+16%), and Eli Lilly (+7%). These stocks more than offset the decline in Biogen (–34%).

As of September 30, 2019, the fund’s top ten holdings made up 36% of assets.

Advisor perspectives

We routinely discuss portfolio positioning within the framework of the S&P 500 Index sectors. For instance, our over-weight sector allocations for some time have included information technology, health care, and industrials. We also occasionally discuss portfolio structure more thematically; for example, we highlight our preference for “mind”—technology, innovation, and the like—over “matter”—commodities and other real assets.

Another way to frame our exposures is via high-level categories such as defensive, growth/cyclical, and commodity-linked stocks. For instance, our aggregate portfolio weighting in the defensive bucket is comparable to that of the S&P 500 Index, but as previously noted, our actual underlying ownership is heavily skewed toward health care.

We believe our portfolio has credible defensive qualities even if achieved in unorthodox fashion, and we prefer pharmaceutical and biotech companies—and, in particular, the unsung potential of novel drugs—to businesses tied to food and other staples. Following its under-performance, the health care sector traded at a far more attractive absolute and relative valuation at the end of the 12 months (14.4 times forward P/E, compared with its 16.2 times 20-year average) than its defensive sector peers, including consumer staples (19.9 times, compared with 16.8 times) and utilities (20.1 times, compared with 14.4 times).

In the growth/cyclical and commodity-linked buckets, the story is similar: comparable exposure at the aggregate level, but significant differentiation beneath the surface. Within growth/cyclical, which houses our information technology over-weight position, our ownership of FAANG (Facebook, Apple, Amazon, Netflix, and Google/Alphabet) stocks, the market’s putative technology leaders, has materially lagged their market weighting. We instead own semiconductor and other technology hardware and software companies with secular (and cyclical) growth trajectories at a valuation discount to the typical FAANG premium.

And in the commodity-linked sectors (energy, materials, and industrials), our slight overweight posture is especially superficial, as our ownership—principally, commodity-consuming companies—stands in direct contrast to the bucket’s pro-commodity bias. Avoiding the commodity

5

producers has generally served us well in recent years. That said, the fund has derived no obvious benefit from its substantial exposure to cheaper commodities on the cost side of the ledger. Within industrials, for instance, our airlines ownership underperformed the market despite solid fundamentals amid a decline in crude oil prices; we continue to see exceptional value in this industry.

Conclusion

Regardless of the framing, a differentiated portfolio guarantees only divergence, not outperformance. The fund’s disappointing year reaffirms this basic truth, with weak stock selection serving as the primary culprit for our underperformance. Many of the fund’s idiosyncratic bottom-up features directly contributed to these poor relative results. A confluence of nonmarket considerations has recently plagued our drug-centric defensives (health care reform rhetoric) and our growth-oriented cyclicals (the U.S.-China imbroglio). We are optimistic that our portfolio—and the company-specific trajectories therein—features an attractive combination of secular growth and reasonable valuations, and we are hopeful it will outperform in the years ahead.

PRIMECAP Management Company

October 15, 2019

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,029.70	$1.93
Admiral™ Shares	1,000.00	1,030.08	1.58
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.51	1.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund Investor Shares	-2.41%	11.57%	14.23%	$37,829
S&P 500 Index	4.25	10.84	13.24	34,674
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	-2.34%	11.65%	14.32%	$190,658
S&P 500 Index	4.25	10.84	13.24	173,372
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	171,034

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Fund

Sector Diversification

As of September 30, 2019

Communication Services	6.0%
Consumer Discretionary	10.3
Consumer Staples	0.0
Energy	1.4
Financials	9.2
Health Care	24.4
Industrials	18.8
Information Technology	29.0
Materials	0.9

The table reflects the fund’s equity exposure, based on its investments in stocks. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

PRIMECAP Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)
Communication Services (5.8%)
*	Alphabet Inc. Class C	1,188,403	1,448,663
*	Alphabet Inc. Class A	1,183,255	1,444,920
	Walt Disney Co.	2,720,700	354,562
	Activision Blizzard Inc.	5,600,000	296,352
*	Charter Communications Inc. Class A	134,800	55,554
	Comcast Corp. Class A	1,100,000	49,588
*	T-Mobile US Inc.	365,700	28,806
			3,678,445
Consumer Discretionary (10.0%)
*	Alibaba Group Holding Ltd. ADR	8,330,655	1,393,135
^	Sony Corp. ADR	17,275,106	1,021,477
	Ross Stores Inc.	7,598,000	834,640
1	Whirlpool Corp.	4,209,572	666,628
	TJX Cos. Inc.	8,935,000	498,037
*	Amazon.com Inc.	194,765	338,094
	Carnival Corp.	7,721,565	337,510
	Royal Caribbean Cruises Ltd.	2,875,433	311,496
*,^,1	Mattel Inc.	26,546,638	302,366
	L Brands Inc.	10,640,571	208,449
*,^	Tesla Inc.	511,000	123,085
	Marriott International Inc. Class A	490,300	60,979
	eBay Inc.	1,447,800	56,435
	MGM Resorts International	1,961,000	54,359
	Restaurant Brands International Inc.	522,900	37,199
	Hilton Worldwide Holdings Inc.	295,366	27,502
*	Ulta Beauty Inc.	105,500	26,444
	Las Vegas Sands Corp.	390,000	22,526
	McDonald’s Corp.	101,800	21,857
	Newell Brands Inc.	555,000	10,390
*	AutoZone Inc.	2,950	3,200
*	Burlington Stores Inc.	15,300	3,057
	Adient plc	69,700	1,600
			6,360,465
Consumer Staples (0.0%)
	Constellation Brands Inc. Class A	45,600	9,452
	Kroger Co.	316,000	8,146
	Philip Morris International Inc.	58,000	4,404
	Altria Group Inc.	78,500	3,211
			25,213
Energy (1.3%)
	Pioneer Natural Resources Co.	2,271,100	285,636
	Hess Corp.	4,715,000	285,163
	EOG Resources Inc.	1,918,034	142,356
*	Transocean Ltd.	12,148,573	54,304
	Noble Energy Inc.	2,160,000	48,514
	Schlumberger Ltd.	1,039,056	35,505
			851,478
Financials (9.0%)
	Wells Fargo & Co.	29,628,647	1,494,469
	JPMorgan Chase & Co.	11,300,275	1,329,929
	Charles Schwab Corp.	17,005,616	711,345
	Bank of America Corp.	20,875,532	608,939
	Marsh & McLennan Cos. Inc.	6,082,815	608,586
	Discover Financial Services	3,040,825	246,580
	US Bancorp	3,917,300	216,783
	CME Group Inc.	896,318	189,428
	Citigroup Inc.	2,100,000	145,068
	Progressive Corp.	1,575,000	121,669
	American Express Co.	118,300	13,993
			5,686,789
Health Care (23.8%)
	Eli Lilly & Co.	22,720,608	2,540,846
*	Biogen Inc.	9,216,356	2,145,752
	Amgen Inc.	10,368,044	2,006,320
	AstraZeneca plc ADR	28,851,088	1,285,893
	Novartis AG ADR	14,327,125	1,245,027
*	Boston Scientific Corp.	29,991,344	1,220,348
	Roche Holding AG	3,243,662	944,440
	Thermo Fisher Scientific Inc.	2,538,202	739,302

11

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	Bristol-Myers Squibb Co.	9,013,113	457,055
	Medtronic plc	3,840,000	417,101
	Abbott Laboratories	4,598,595	384,764
*	Elanco Animal Health Inc.	13,939,314	370,646
*	BioMarin Pharmaceutical Inc.	4,701,774	316,900
	CVS Health Corp.	2,919,065	184,105
*	Alcon Inc.	2,780,412	162,070
2	Siemens Healthineers AG	3,991,700	156,963
	Zimmer Biomet Holdings Inc.	1,059,800	145,479
	Merck & Co. Inc.	1,500,000	126,270
	Agilent Technologies Inc.	1,128,216	86,455
	Sanofi ADR	969,000	44,894
	Stryker Corp.	180,000	38,934
	GlaxoSmithKline plc ADR	548,000	23,389
			15,042,953
Industrials (18.4%)
1	Southwest Airlines Co.	34,982,556	1,889,408
*,1	United Airlines Holdings Inc.	15,925,403	1,407,965
	FedEx Corp.	9,566,406	1,392,582
	Airbus SE	10,056,514	1,305,627
	Siemens AG	10,572,604	1,131,750
1	American Airlines Group Inc.	30,326,913	817,917
	Caterpillar Inc.	5,590,989	706,198
	Delta Air Lines Inc.	11,818,000	680,717
	Union Pacific Corp.	2,340,800	379,163
	Boeing Co.	918,500	349,461
	Alaska Air Group Inc.	4,996,700	324,336
	Honeywell International Inc.	1,584,000	268,013
	United Parcel Service Inc. Class B	2,125,170	254,638
	Textron Inc.	3,615,000	176,990
	United Technologies Corp.	1,095,000	149,489
	TransDigm Group Inc.	180,016	93,729
	Deere & Co.	430,000	72,532
	General Dynamics Corp.	308,900	56,445
	CSX Corp.	700,000	48,489
	Pentair plc	956,000	36,137
	Rockwell Automation Inc.	180,680	29,776
	nVent Electric plc	900,000	19,836
*	Ryanair Holdings plc ADR	250,000	16,595
*	Lyft Inc. Class A	225,200	9,197
			11,616,990
Information Technology (28.3%)
*	Adobe Inc.	10,901,557	3,011,555
	Microsoft Corp.	21,365,567	2,970,455
	Texas Instruments Inc.	19,661,572	2,541,061
*	Micron Technology Inc.	30,939,574	1,325,761
	QUALCOMM Inc.	11,744,337	895,858
	KLA Corp.	5,045,775	804,549
	Intel Corp.	14,277,292	735,709
1	NetApp Inc.	12,931,241	679,019
	Hewlett Packard Enterprise Co.	41,254,566	625,832
	Telefonaktiebolaget LM Ericsson ADR	72,832,026	581,199
	Cisco Systems Inc.	10,627,550	525,107
	HP Inc.	26,058,716	493,031
	Intuit Inc.	1,720,000	457,417
	NVIDIA Corp.	2,053,000	357,366
	Oracle Corp.	6,300,429	346,713
	Analog Devices Inc.	2,640,000	294,967
	Visa Inc. Class A	1,277,000	219,657
	Corning Inc.	5,712,100	162,909
1	Plantronics Inc.	3,672,300	137,050
	Entegris Inc.	2,650,322	124,724
	Apple Inc.	547,500	122,624
*	PayPal Holdings Inc.	1,045,000	108,251
*	salesforce.com Inc.	602,700	89,465
*	BlackBerry Ltd.	10,854,800	56,988
	DXC Technology Co.	1,444,045	42,599
	Micro Focus International plc ADR	2,432,245	34,416
*	Keysight Technologies Inc.	287,000	27,911
	Applied Materials Inc.	526,300	26,262
*	Palo Alto Networks Inc.	99,940	20,371
	Mastercard Inc. Class A	54,000	14,665
*	Dell Technologies Inc.	279,800	14,510
	Perspecta Inc.	470,023	12,277
	Western Digital Corp.	200,000	11,928
	Nokia Oyj ADR	1,750,000	8,855
*	Rambus Inc.	554,197	7,274
*	Arista Networks Inc.	6,700	1,601
			17,889,936
Materials (0.9%)
	Albemarle Corp.	2,777,535	193,094
	Linde plc	775,000	150,133
	DuPont de Nemours Inc.	1,314,516	93,738
	Dow Inc.	1,494,217	71,199
	Corteva Inc.	1,339,516	37,507
			545,671
Total Common Stocks
(Cost $27,968,918)			61,697,940

12

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investment (2.9%)
Money Market Fund (2.9%)

3,4	Vanguard Market Liquidity Fund, 2.098% (Cost $1,855,619)	18,557,348	1,855,920
Total Investments (100.4%)
(Cost $29,824,537)			63,553,860
Other Assets and Liabilities (-0.4%)
Other Assets			83,861
Liabilities[3]			(366,452)
Net Assets (100%)			63,271,269

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	55,797,587
Affiliated Issuers	7,756,273
Total Investments in Securities	63,553,860
Investment in Vanguard	2,994
Receivables for Investment Securities Sold	55
Receivables for Accrued Income	65,201
Receivables for Capital Shares Issued	11,118
Other Assets	4,493
Total Assets	63,637,721
Liabilities
Payables for Investment Securities Purchased	9,700
Collateral for Securities on Loan	261,181
Payables to Investment Advisor	29,190
Payables for Capital Shares Redeemed	30,237
Payables to Vanguard	34,064
Other Liabilities	2,080
Total Liabilities	366,452
Net Assets	63,271,269

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	25,149,237
Total Distributable Earnings (Loss)	38,122,032
Net Assets	63,271,269

Investor Shares—Net Assets
Applicable to 45,782,718 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,094,636
Net Asset Value Per Share—Investor Shares	$133.12

Admiral Shares—Net Assets
Applicable to 414,263,954 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	57,176,633
Net Asset Value Per Share—Admiral Shares	$138.02

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $253,590,000.

1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of this security represented 0.2% of net assets.

3	Collateral of $261,181,000 was received for securities on loan.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	955,213
Dividends—Affiliated Issuers	80,403
Interest—Affiliated Issuers	41,427
Securities Lending—Net	4,064
Total Income	1,081,107
Expenses
Investment Advisory Fees—Note B	116,302
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,628
Management and Administrative—Admiral Shares	70,593
Marketing and Distribution—Investor Shares	608
Marketing and Distribution—Admiral Shares	2,015
Custodian Fees	2,000
Auditing Fees	31
Shareholders’ Reports—Investor Shares	46
Shareholders’ Reports—Admiral Shares	147
Trustees’ Fees and Expenses	65
Total Expenses	203,435
Net Investment Income	877,672
Realized Net Gain (Loss)
Investment Securities Sold – Unaffiliated Issuers	4,046,698
Investment Securities Sold – Affiliated Issuers	54,082
Foreign Currencies	(420)
Realized Net Gain (Loss)	4,100,360
Change in Unrealized Appreciation (Depreciation)
Investment Securities – Unaffiliated Issuers	(5,483,811)
Investment Securities – Affiliated Issuers	(1,270,884)
Foreign Currencies	81
Change in Unrealized Appreciation (Depreciation)	(6,754,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,776,582)

1 Dividends are net of foreign withholding taxes of $22,352,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	877,672	736,330
Realized Net Gain (Loss)	4,100,360	3,916,635
Change in Unrealized Appreciation (Depreciation)	(6,754,614)	8,541,839
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,776,582)	13,194,804
Distributions
Net Investment Income
Investor Shares	(69,715)	(78,554)
Admiral Shares	(666,757)	(559,059)
Realized Capital Gain[1]
Investor Shares	(390,890)	(327,320)
Admiral Shares	(3,460,942)	(2,340,855)
Total Distributions	(4,588,304)	(3,305,788)
Capital Share Transactions
Investor Shares	(352,243)	(1,710,759)
Admiral Shares	501,276	2,994,615
Net Increase (Decrease) from Capital Share Transactions	149,033	1,283,856
Total Increase (Decrease)	(6,215,853)	11,172,872
Net Assets
Beginning of Period	69,487,122	58,314,250
End of Period	63,271,269	69,487,122

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $38,624,000 and $104,276,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$147.61	$126.84	$107.60	$96.99	$104.16
Investment Operations
Net Investment Income	1.715[1]	1.474[1]	1.398[1]	1.401	1.329
Net Realized and Unrealized Gain (Loss) on Investments	(6.495)	26.529	23.145	15.103	(1.631)
Total from Investment Operations	(4.780)	28.003	24.543	16.504	(.302)
Distributions
Dividends from Net Investment Income	(1.470)	(1.400)	(1.356)	(1.114)	(1.160)
Distributions from Realized Capital Gains	(8.240)	(5.833)	(3.947)	(4.780)	(5.708)
Total Distributions	(9.710)	(7.233)	(5.303)	(5.894)	(6.868)
Net Asset Value, End of Period	$133.12	$147.61	$126.84	$107.60	$96.99

Total Return[2]	-2.41%	22.86%	23.75%	17.40%	-0.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,095	$7,126	$7,699	$7,588	$7,741
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.39%	0.39%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.08%	1.22%	1.37%	1.33%
Portfolio Turnover Rate	5%	8%	8%	6%	9%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$153.09	$131.45	$111.52	$100.53	$108.08
Investment Operations
Net Investment Income	1.880[1]	1.622[1]	1.528[1]	1.532	1.550
Net Realized and Unrealized Gain (Loss) on Investments	(6.756)	27.508	23.981	15.645	(1.784)
Total from Investment Operations	(4.876)	29.130	25.509	17.177	(.234)
Distributions
Dividends from Net Investment Income	(1.647)	(1.444)	(1.491)	(1.236)	(1.403)
Distributions from Realized Capital Gains	(8.547)	(6.046)	(4.088)	(4.951)	(5.913)
Total Distributions	(10.194)	(7.490)	(5.579)	(6.187)	(7.316)
Net Asset Value, End of Period	$138.02	$153.09	$131.45	$111.52	$100.53

Total Return[2]	-2.34%	22.95%	23.83%	17.48%	-0.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57,177	$62,361	$50,615	$39,852	$34,773
Ratio of Total Expenses to Average Net Assets	0.31%	0.31%	0.32%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.15%	1.29%	1.43%	1.39%
Portfolio Turnover Rate	5%	8%	8%	6%	9%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its

18

PRIMECAP Fund

counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2019, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

C.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

19

PRIMECAP Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $2,994,000, representing less than 0.01% of the fund’s net assets and 1.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	58,159,161	3,538,779	—
Temporary Cash Investments	1,855,920	—	—
Total	60,015,081	3,538,779	—

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	226,124
Total Distributable Earnings (Loss)	(226,124)

20

PRIMECAP Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	739,405
Undistributed Long-Term Gains	3,683,351
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	33,729,011

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,824,537
Gross Unrealized Appreciation	36,079,691
Gross Unrealized Depreciation	(2,350,368)
Net Unrealized Appreciation (Depreciation)	33,729,323

F.            During the year ended September 30, 2019, the fund purchased $3,201,728,000 of investment securities and sold $6,367,691,000 of investment securities, other than temporary cash investments

G.          Capital share transactions for each class of shares were:

	Year Ended September 30,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	625,656	4,823	748,854	5,524
Issued in Lieu of Cash Distributions	449,317	3,799	396,358	3,055
Redeemed	(1,427,216)	(11,115)	(2,855,971)	(21,003)
Net Increase (Decrease)—Investor Shares	(352,243)	(2,493)	(1,710,759)	(12,424)
Admiral Shares
Issued	2,512,990	18,918	4,800,588	34,215
Issued in Lieu of Cash Distributions	3,905,419	31,871	2,746,449	20,423
Redeemed	(5,917,133)	(43,874)	(4,552,422)	(32,354)
Net Increase (Decrease)—Admiral Shares	501,276	6,915	2,994,615	22,284

21

PRIMECAP Fund

H.           Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Net				Sept. 30,
	2018		from	Realized	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,087,963	NA1	NA1	8	155	41,427	—	1,855,920
American Airlines Group Inc.	1,253,411	—	—	—	(435,494)	12,131	—	817,917
Mattel Inc.	410,502	4,537	—	—	(112,673)	—	—	302,366
NetApp Inc.	1,248,858	—	125,309	55,881	(500,411)	22,553	—	679,019
Plantronics Inc.	221,440	—	—	—	(84,390)	2,203	—	137,050
Southwest Airlines Co.	2,195,065	—	8,355	(1,807)	(295,495)	23,871	—	1,889,408
United Airlines Holdings Inc.	1,410,309	7,499	—	—	(9,843)	—	—	1,407,965
Whirlpool Corp.	486,575	12,786	—	—	167,267	19,645	—	666,628
Total	9,314,123	24,822	133,664	54,082	(1,270,884)	121,830	—	7,756,273

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I.                Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2019 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,995,384,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $775,112,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 84.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

25

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112019

Annual Report | September 30, 2019 Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Target Retirement Income Fund	5

Target Retirement 2015 Fund	16

Target Retirement 2020 Fund	27

Target Retirement 2025 Fund	38

Target Retirement 2030 Fund	49

Target Retirement 2035 Fund	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•     For the 12 months ended September 30, 2019, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 3.37% for the Target Retirement 2035 Fund to 6.75% for the Target Retirement Income Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a greater allocation to bonds did best.

•     Each fund performed in line with its composite benchmark after expenses. The Target Retirement Funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•     Worries about the pace of global economic growth and central bank plans to loosen monetary policies virtually worldwide encouraged investment in bonds, sending their yields lower and their prices markedly higher. Broad measures of both the U.S. and non-U.S. investment-grade bond markets returned more than 10% during the funds’ fiscal year. Stocks, in contrast, cooled. U.S. shares gained less than 3%, while non-U.S. shares returned roughly –1% in U.S. dollars.

•     Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

•     For the ten years ended September 30, the funds’ average annual returns ranged from 5.76% for the Target Retirement Income Fund to 9.35% for the Target Retirement 2035 Fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5%before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,045.36	$0.62
Target Retirement 2015 Fund	$1,000.00	$1,044.72	$0.67
Target Retirement 2020 Fund	$1,000.00	$1,044.38	$0.67
Target Retirement 2025 Fund	$1,000.00	$1,044.84	$0.67
Target Retirement 2030 Fund	$1,000.00	$1,043.25	$0.72
Target Retirement 2035 Fund	$1,000.00	$1,041.47	$0.72
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.47	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2035 Fund	$1,000.00	$1,024.37	$0.71

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.12%, 0.13%, 0.13%, 0.13%, 0.14%, and 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

4

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement Income Fund	6.75%	4.57%	5.76%	$17,507
Target Income Composite Index	6.83	4.73	5.90	17,741
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	3.75	14,448

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

5

Target Retirement Income Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Bond Market II Index Fund Investor Shares	37.1%
Vanguard Total Stock Market Index Fund Investor Shares	18.3
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	16.6
Vanguard Total International Bond Index Fund Investor Shares	16.1
Vanguard Total International Stock Index Fund Investor Shares	11.9

6

Target Retirement Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.3%)
Vanguard Total Stock Market Index Fund Investor Shares	42,249,458	3,104,490

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	121,435,524	2,012,186

U.S. Bond Funds (53.7%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	568,891,400	6,303,317
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	114,851,283	2,821,896
9,125, 213
International Bond Fund (16.1%)
Vanguard Total International Bond Index Fund Investor Shares	232,834,156	2,738,130
Total Investment Companies (Cost $13,906,300)	16,980,019
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $4,215)	42,144	4,215
Total Investments (100.0%) (Cost $13,910,515)	16,984,234
Other Assets and Liabilities (0.0%)
Other Assets	33,397
Liabilities	(34,123)
(726)
Net Assets (100%)
Applicable to 1,226,585,490 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,983,508
Net Asset Value Per Share	$13.85

7

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,984,234
Receivables for Investment Securities Sold	5,378
Receivables for Accrued Income	15,781
Receivables for Capital Shares Issued	12,238
Total Assets	17,017,631
Liabilities
Payables for Investment Securities Purchased	15,780
Payables for Capital Shares Redeemed	13,696
Payables for Distributions	4,647
Total Liabilities	34,123
Net Assets	16,983,508

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	13,886,283
Total Distributable Earnings (Loss)	3,097,225
Net Assets	16,983,508

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	415,089
Net Investment Income – Note B	415,089
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	22,491
Realized Net Gain (Loss)	22,491
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	626,217
Net Increase (Decrease) in Net Assets Resulting from Operations	1,063,797

See accompanying Notes, which are an integral part of the Financial Statements.

9

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	415,089	413,947
Realized Net Gain (Loss)	22,491	261,296
Change in Unrealized Appreciation (Depreciation)	626,217	(139,267)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,063,797	535,976
Distributions
Net Investment Income	(425,968)	(403,170)
Realized Capital Gain[1]	(230,195)	(68,416)
Total Distributions	(656,163)	(471,586)
Capital Share Transactions
Issued	2,449,733	2,962,286
Issued in Lieu of Cash Distributions	627,398	451,985
Redeemed	(3,114,349)	(3,510,565)
Net Increase (Decrease) from Capital Share Transactions	(37,218)	(96,294)
Total Increase (Decrease)	370,416	(31,904)
Net Assets
Beginning of Period	16,613,092	16,644,996
End of Period	16,983,508	16,613,092

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $5,284,000 and $7,271,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.52	$13.46	$13.08	$12.59	$12.84
Investment Operations
Net Investment Income	.341	1.334	1.250	1.229	.238
Capital Gain Distributions Received	—	.001	1.004	1.007	.015
Net Realized and Unrealized Gain (Loss) on Investments	.533	.107	.422	.692	(.225)
Total from Investment Operations	.874	.442	.676	.928	.028
Distributions
Dividends from Net Investment Income	(.352)	(.327)	(.254)	(.227)	(.236)
Distributions from Realized Capital Gains	(.192)	(.055)	(.042)	(.211)	(.042)
Total Distributions	(.544)	(.382)	(.296)	(.438)	(.278)
Net Asset Value, End of Period	$13.85	$13.52	$13.46	$13.08	$12.59

Total Return[2]	6.75%	3.31%	5.26%	7.54%	0.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,984	$16,613	$16,645	$10,790	$10,633
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.54%	2.47%	1.90%	1.78%	1.83%
Portfolio Turnover Rate	10%	6%	8%	11%	14%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

12

Target Retirement Income Fund

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	5,226
Total Distributable Earnings (Loss)	(5,226)

13

Target Retirement Income Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	28,153
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,073,719

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	13,910,515
Gross Unrealized Appreciation	3,098,699
Gross Unrealized Depreciation	(24,980)
Net Unrealized Appreciation (Depreciation)	3,073,719

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	182,664	218,663
Issued in Lieu of Cash Distributions	48,017	33,394
Redeemed	(233,197)	(259,138)
Net Increase (Decrease) in Shares Outstanding	(2,516)	(7,081)

14

Target Retirement Income Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2	NA1	NA1	(5)	—	135	—	4,215
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,790,710	169,604	175,389	(4,083)	41,054	52,596		2,821,896
Vanguard Total Bond Market II Index Fund	6,189,471	505,293	820,039	(16,435)	445,027	173,273	—	6,303,317
Vanguard Total International Bond Index Fund	2,646,629	91,986	204,721	542	203,694	76,860	—	2,738,130
Vanguard Total International Stock Index Fund	1,972,431	252,370	132,265	(3,221)	(77,129)	58,436	—	2,012,186
Vanguard Total Stock Market Index Fund	3,012,123	612,123	579,020	45,693	13,571	53,789	—	3,104,490
Total	16,611,366	1,631,376	1,911,434	22,491	626,217	415,089	—	16,984,234

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

15

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2015 Fund	6.08%	5.33%	7.26%	$20,163
Target 2015 Composite Index	6.17	5.51	7.40	20,416
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

16

Target Retirement 2015 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Bond Market II Index Fund Investor Shares	34.1%
Vanguard Total Stock Market Index Fund Investor Shares	22.7
Vanguard Total International Stock Index Fund Investor Shares	15.2
Vanguard Total International Bond Index Fund Investor Shares	15.0
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	13.0

17

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (22.7%)
Vanguard Total Stock Market Index Fund Investor Shares	48,263,224	3,546,381

International Stock Fund (15.2%)
Vanguard Total International Stock Index Fund Investor Shares	143,151,610	2,372,022

U.S. Bond Funds (47.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	481,165,121	5,331,310
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	83,093,361	2,041,604
		7,372,914
International Bond Fund (15.0%)
Vanguard Total International Bond Index Fund Investor Shares	200,225,799	2,354,655
Total Investment Companies (Cost $12,085,315)		15,645,972
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $10)	96	10
Total Investments (100.0%) (Cost $12,085,325)		15,645,982
Other Assets and Liabilities (0.0%)
Other Assets		39,641
Liabilities		(38,333)
		1,308
Net Assets (100%)
Applicable to 1,014,862,285 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		15,647,290
Net Asset Value Per Share		$15.42

18

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	15,645,982
Receivables for Investment Securities Sold	17,995
Receivables for Accrued Income	13,439
Receivables for Capital Shares Issued	8,207
Total Assets	15,685,623
Liabilities
Payables for Investment Securities Purchased	13,389
Payables for Capital Shares Redeemed	16,924
Other Liabilities	8,020
Total Liabilities	38,333
Net Assets	15,647,290

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	11,561,378
Total Distributable Earnings (Loss)	4,085,912
Net Assets	15,647,290

•      See Note A in Notes to Financial Statements.

1     Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	393,734
Other Income	50
Net Investment Income—Note B	393,784
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	354,227
Realized Net Gain (Loss)	354,227
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	144,719
Net Increase (Decrease) in Net Assets Resulting from Operations	892,730

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	393,784	404,958
Realized Net Gain (Loss)	354,227	752,181
Change in Unrealized Appreciation (Depreciation)	144,719	(394,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	892,730	763,046
Distributions
Net Investment Income	(381,350)	(344,563)
Realized Capital Gain[1]	(655,589)	(575,173)
Total Distributions	(1,036,939)	(919,736)
Capital Share Transactions
Issued	1,965,353	2,644,360
Issued in Lieu of Cash Distributions	1,009,506	898,348
Redeemed	(3,593,321)	(4,226,220)
Net Increase (Decrease) from Capital Share Transactions	(618,462)	(683,512)
Total Increase (Decrease)	(762,671)	(840,202)
Net Assets
Beginning of Period	16,409,961	17,250,163
End of Period	15,647,290	16,409,961

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $6,053,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.60	$15.75	$15.19	$14.90	$15.44
Investment Operations
Net Investment Income	.376 [1]	.371 [1]	.305 [1]	.311	.327
Capital Gain Distributions Received	—	.001 [1]	.005 [1]	.007	.018
Net Realized and Unrealized Gain (Loss) on Investments	.455	.328	.846	.968	(.433)
Total from Investment Operations	.831	.700	1.156	1.286	(.088)
Distributions
Dividends from Net Investment Income	(.372)	(.318)	(.289)	(.299)	(.284)
Distributions from Realized Capital Gains	(.639)	(.532)	(.307)	(.697)	(.168)
Total Distributions	(1.011)	(.850)	(.596)	(.996)	(.452)
Net Asset Value, End of Period	$15.42	$15.60	$15.75	$15.19	$14.90

Total Return[2]	6.08%	4.54%	7.95%	9.03%	-0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,647	$16,410	$17,250	$17,479	$18,858
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.52%	2.39%	2.02%	1.96%	1.95%
Portfolio Turnover Rate	10%	7%	7%	9%	16%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Target Retirement 2015 Fund

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	38,554
Total Distributable Earnings (Loss)	(38,554)

24

Target Retirement 2015 Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	234,166
Undistributed Long-Term Gains	291,089
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,560,657

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	12,085,325
Gross Unrealized Appreciation	3,573,487
Gross Unrealized Depreciation	(12,830)
Net Unrealized Appreciation (Depreciation)	3,560,657

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	132,213	169,901
Issued in Lieu of Cash Distributions	73,100	58,562
Redeemed	(242,220)	(271,935)
Net Increase (Decrease) in Shares Outstanding	(36,907)	(43,472)

25

Target Retirement 2015 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3	NA1	NA1	(2)	—	105	—	10
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,000,417	150,847	137,366	(1,538)	29,244	38,056	—	2,041,604
Vanguard Total Bond Market II Index Fund	5,441,759	442,037	920,796	(4,557)	372,867	149,705	—	5,331,310
Vanguard Total International Bond Index Fund	2,318,150	78,658	219,592	5,264	172,175	67,458	—	2,354,655
Vanguard Total International Stock Index Fund	2,652,203	192,420	355,546	14,708	(131,763)	72,475	—	2,372,022
Vanguard Total Stock Market Index Fund	3,998,603	648,982	1,143,752	340,352	(297,804)	65,935	—	3,546,381
Total	16,411,135	1,512,944	2,777,052	354,227	144,719	393,734	—	15,645,982

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2020 Fund	5.29%	5.97%	7.96%	$21,510
Target 2020 Composite Index	5.45	6.16	8.19	21,970
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

27

Target Retirement 2020 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	30.9%
Vanguard Total Bond Market II Index Fund Investor Shares	29.2
Vanguard Total International Stock Index Fund Investor Shares	20.6
Vanguard Total International Bond Index Fund Investor Shares	12.8
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	6.5

28

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (30.8%)
Vanguard Total Stock Market Index Fund Investor Shares	137,470,597	10,101,340

International Stock Fund (20.7%)
Vanguard Total International Stock Index Fund Investor Shares	408,557,900	6,769,805

U.S. Bond Funds (35.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	864,540,974	9,579,114
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	87,340,462	2,145,955
		11,725,069
International Bond Fund (12.8%)
Vanguard Total International Bond Index Fund Investor Shares	358,115,574	4,211,439
Total Investment Companies (Cost $24,747,832)		32,807,653
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $7,708)	77,076	7,708
Total Investments (100.1%) (Cost $24,755,540)		32,815,361
Other Assets and Liabilities (-0.1%)
Other Assets		45,259
Liabilities		(71,015)
		(25,756)
Net Assets (100%)
Applicable to 1,016,898,680 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		32,789,605
Net Asset Value Per Share		$32.24

29

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	32,815,361
Receivables for Accrued Income	24,058
Receivables for Capital Shares Issued	21,201
Total Assets	32,860,620
Liabilities
Payables for Investment Securities Purchased	33,857
Payables for Capital Shares Redeemed	37,158
Total Liabilities	71,015
Net Assets	32,789,605

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	23,960,907
Total Distributable Earnings (Loss)	8,828,698
Net Assets	32,789,605

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	802,676
Other Income	97
Net Investment Income – Note B	802,773
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	344,747
Futures Contracts	(68)
Realized Net Gain (Loss)	344,679
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	476,788
Net Increase (Decrease) in Net Assets Resulting from Operations	1,624,240

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	802,773	751,364
Realized Net Gain (Loss)	344,679	742,599
Change in Unrealized Appreciation (Depreciation)	476,788	351,099
Net Increase (Decrease) in Net Assets Resulting from Operations	1,624,240	1,845,062
Distributions
Net Investment Income	(754,360)	(641,685)
Realized Capital Gain[1]	(677,191)	(232,702)
Total Distributions	(1,431,551)	(874,387)
Capital Share Transactions
Issued	5,598,664	7,270,038
Issued in Lieu of Cash Distributions	1,402,515	859,230
Redeemed	(7,517,881)	(7,248,867)
Net Increase (Decrease) from Capital Share Transactions	(516,702)	880,401
Total Increase (Decrease)	(324,013)	1,851,076
Net Assets
Beginning of Period	33,113,618	31,262,542
End of Period	32,789,605	33,113,618

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $14,887,000 and $12,707,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.14	$31.19	$29.09	$27.52	$28.40
Investment Operations
Net Investment Income	.778 [1]	.729 [1]	.636 [1]	.619	.622
Capital Gain Distributions Received	—	.002 [1]	.008 [1]	.012	.026
Net Realized and Unrealized Gain (Loss) on Investments	.736	1.079	2.231	2.065	(.946)
Total from Investment Operations	1.514	1.810	2.875	2.696	(.298)
Distributions
Dividends from Net Investment Income	(.745)	(.631)	(.562)	(.591)	(.541)
Distributions from Realized Capital Gains	(.669)	(.229)	(.213)	(.535)	(.041)
Total Distributions	(1.414)	(.860)	(.775)	(1.126)	(.582)
Net Asset Value, End of Period	$32.24	$32.14	$31.19	$29.09	$27.52

Total Return[2]	5.29%	5.87%	10.17%	10.05%	-1.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,790	$33,114	$31,263	$27,542	$26,693
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.51%	2.30%	2.15%	2.14%	2.07%
Portfolio Turnover Rate	13%	10%	9%	15%	25%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

34

Target Retirement 2020 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

35

Target Retirement 2020 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	52,878
Total Distributable Earnings (Loss)	(52,878)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	491,659
Undistributed Long-Term Gains	277,218
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,059,821

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		24,755,540
Gross Unrealized Appreciation		8,068,823
Gross Unrealized Depreciation		(9,002)
Net Unrealized Appreciation (Depreciation)		8,059,821

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	181,093	229,558
Issued in Lieu of Cash Distributions	49,211	27,347
Redeemed	(243,796)	(228,859)
Net Increase (Decrease) in Shares Outstanding	(13,492)	28,046

36

Target Retirement 2020 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1	NA1	NA1	1	—	119	—	7,708
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,773,964	479,612	135,409	(65)	27,853	37,703	—	2,145,955
Vanguard Total Bond Market II Index Fund	9,567,933	1,303,259	1,947,524	(30,235)	685,681	264,908	—	9,579,114
Vanguard Total International Bond Index Fund	4,044,384	204,239	348,725	(1,126)	312,667	118,439	—	4,211,439
Vanguard Total International Stock Index Fund	7,061,776	624,433	606,987	(28,855)	(280,562)	200,254	—	6,769,805
Vanguard Total Stock Market Index Fund	10,662,039	1,433,217	2,130,092	405,027	(268,851)	181,253	—	10,101,340
Total	33,110,097	4,044,760	5,168,737	344,747	476,788	802,676	—	32,815,361

1	Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

37

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2025 Fund	4.89%	6.39%	8.48%	$22,576
Target 2025 Composite Index	5.02	6.58	8.71	23,055
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

38

Target Retirement 2025 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	36.7%
Vanguard Total Bond Market II Index Fund Investor Shares	27.3
Vanguard Total International Stock Index Fund Investor Shares	24.4
Vanguard Total International Bond Index Fund Investor Shares	11.6

39

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.7%)
Vanguard Total Stock Market Index Fund Investor Shares	220,732,650	16,219,435

International Stock Fund (24.4%)
Vanguard Total International Stock Index Fund Investor Shares	651,256,103	10,791,314

U.S. Bond Fund (27.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,086,529,782	12,038,750

International Bond Fund (11.6%)
Vanguard Total International Bond Index Fund Investor Shares	434,236,586	5,106,622
Total Investment Companies (Cost $32,071,245)		44,156,121
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $23,148)	231,462	23,149
Total Investments (100.1%) (Cost $32,094,393)		44,179,270
Other Assets and Liabilities (-0.1%)
Other Assets		63,488
Liabilities		(96,670)
		(33,182)
Net Assets (100%)
Applicable to 2,283,035,692 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		44,146,088
Net Asset Value Per Share		$19.34

40

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	44,179,270
Receivables for Investment Securities Sold	11,000
Receivables for Accrued Income	30,123
Receivables for Capital Shares Issued	22,365
Total Assets	44,242,758
Liabilities
Payables for Investment Securities Purchased	46,780
Payables for Capital Shares Redeemed	49,890
Total Liabilities	96,670
Net Assets	44,146,088

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	31,328,458
Total Distributable Earnings (Loss)	12,817,630
Net Assets	44,146,088

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,043,536
Other Income	221
Net Investment Income — Note B	1,043,757
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	93,854
Futures Contracts	(83)
Realized Net Gain (Loss)	93,771
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	865,279
Net Increase (Decrease) in Net Assets Resulting from Operations	2,002,807

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,043,757	898,441
Realized Net Gain (Loss)	93,771	229,180
Change in Unrealized Appreciation (Depreciation)	865,279	1,462,402
Net Increase (Decrease) in Net Assets Resulting from Operations	2,002,807	2,590,023
Distributions
Net Investment Income	(953,869)	(768,518)
Realized Capital Gain[1]	(220,293)	(182,505)
Total Distributions	(1,174,162)	(951,023)
Capital Share Transactions
Issued	7,794,924	9,267,239
Issued in Lieu of Cash Distributions	1,152,542	935,571
Redeemed	(7,489,764)	(7,093,003)
Net Increase (Decrease) from Capital Share Transactions	1,457,702	3,109,807
Total Increase (Decrease)	2,286,347	4,748,807
Net Assets
Beginning of Period	41,859,741	37,110,934
End of Period	44,146,088	41,859,741

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $82,582,000 and $21,642,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.02	$18.25	$16.77	$15.90	$16.50
Investment Operations
Net Investment Income	.464	1.419	1.380	1.362	.364
Capital Gain Distributions Received	—	.001	1.004	1.006	.012
Net Realized and Unrealized Gain (Loss) on Investments	.390	.807	1.534	1.280	(.624)
Total from Investment Operations	.854	1.227	1.918	1.648	(.248)
Distributions
Dividends from Net Investment Income	(.434)	(.369)	(.327)	(.342)	(.322)
Distributions from Realized Capital Gains	(.100)	(.088)	(.111)	(.436)	(.030)
Total Distributions	(.534)	(.457)	(.438)	(.778)	(.352)
Net Asset Value, End of Period	$19.34	$19.02	$18.25	$16.77	$15.90

Total Return[2]	4.89%	6.79%	11.74%	10.67%	-1.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44,146	$41,860	$37,111	$31,706	$30,048
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.51%	2.24%	2.21%	2.18%	2.07%
Portfolio Turnover Rate	11%	8%	10%	15%	24%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

45

Target Retirement 2025 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

46

Target Retirement 2025 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	35,117
Total Distributable Earnings (Loss)	(35,117)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	712,819
Undistributed Long-Term Gains	19,934
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	12,084,877

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	32,094,393
Gross Unrealized Appreciation	12,142,367
Gross Unrealized Depreciation	(57,490)
Net Unrealized Appreciation (Depreciation)	12,084,877

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	422,593	496,292
Issued in Lieu of Cash Distributions	68,077	50,490
Redeemed	(407,912)	(379,667)
Net Increase (Decrease) in Shares Outstanding	82,758	167,115

47

Target Retirement 2025 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3	NA1	NA1	4	—	336	—	23,149
Vanguard Total Bond Market II Index Fund	10,979,534	2,323,337	2,059,683	(30,214)	825,776	317,816	—	12,038,750
Vanguard Total International Bond Index Fund	4,578,888	474,784	321,637	(2,122)	376,709	137,845	—	5,106,622
Vanguard Total International Stock Index Fund	10,424,031	1,152,759	333,537	(11,915)	(440,024)	308,448	—	10,791,314
Vanguard Total Stock Market Index Fund	15,883,028	1,925,857	1,830,369	138,101	102,818	279,091	—	16,219,435
Total	41,865,484	5,876,737	4,545,226	93,854	865,279	1,043,536	—	44,179,270

1	Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

48

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2030 Fund	4.15%	6.67%	8.92%	$23,511
Target 2030 Composite Index	4.30	6.86	9.16	24,015
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

49

Target Retirement 2030 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	41.1%
Vanguard Total International Stock Index Fund Investor Shares	27.4
Vanguard Total Bond Market II Index Fund Investor Shares	22.1
Vanguard Total International Bond Index Fund Investor Shares	9.4

50

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (41.2%)
Vanguard Total Stock Market Index Fund Investor Shares	219,409,169	16,122,186

International Stock Fund (27.4%)
Vanguard Total International Stock Index Fund Investor Shares	646,650,747	10,715,003

U.S. Bond Fund (22.1%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	779,601,140	8,637,980

International Bond Fund (9.4%)
Vanguard Total International Bond Index Fund Investor Shares	311,219,538	3,659,942
Total Investment Companies (Cost $28,758,328)	39,135,111
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $8,567)	86,659	8,567
Total Investments (100.1%) (Cost $28,766,895)	39,143,678
Other Assets and Liabilities (-0.1%)
Other Assets	48,603
Liabilities	(78,270)
(29,667)
Net Assets (100%)
Applicable to 1,110,599,835 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,114,011
Net Asset Value Per Share	$35.22

51

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	39,143,678
Receivables for Accrued Income	21,358
Receivables for Capital Shares Issued	27,245
Total Assets	39,192,281
Liabilities
Payables for Investment Securities Purchased	39,185
Payables for Capital Shares Redeemed	39,085
Total Liabilities	78,270
Net Assets	39,114,011

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	28,148,011
Total Distributable Earnings (Loss)	10,966,000
Net Assets	39,114,011

•      See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	892,761
Other Income	25
Net Investment Income — Note B	892,786
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	139
Futures Contracts	(138)
Realized Net Gain (Loss)	1
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	649,511
Net Increase (Decrease) in Net Assets Resulting from Operations	1,542,298

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	892,786	751,027
Realized Net Gain (Loss)	1	72,973
Change in Unrealized Appreciation (Depreciation)	649,511	1,620,004
Net Increase (Decrease) in Net Assets Resulting from Operations	1,542,298	2,444,004
Distributions
Net Investment Income	(797,744)	(643,271)
Realized Capital Gain[1]	(72,087)	(18,256)
Total Distributions	(869,831)	(661,527)
Capital Share Transactions
Issued	7,520,484	8,378,602
Issued in Lieu of Cash Distributions	856,060	651,753
Redeemed	(5,848,492)	(5,776,550)
Net Increase (Decrease) from Capital Share Transactions	2,528,052	3,253,805
Total Increase (Decrease)	3,200,519	5,036,282
Net Assets
Beginning of Period	35,913,492	30,877,210
End of Period	39,114,011	35,913,492

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $65,534,000 and $15,085,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.74	$32.93	$29.77	$27.77	$28.95
Investment Operations
Net Investment Income	.830[1]	.754[1]	.683[1]	.634	.633
Capital Gain Distributions Received	—	.001[1]	.006[1]	.008	.016
Net Realized and Unrealized Gain (Loss) on Investments	.486	1.744	3.167	2.390	(1.242)
Total from Investment Operations	1.316	2.499	3.856	3.032	(.593)
Distributions
Dividends from Net Investment Income	(.767)	(.670)	(.576)	(.597)	(.558)
Distributions from Realized Capital Gains	(.069)	(.019)	(.120)	(.435)	(.029)
Total Distributions	(.836)	(.689)	(.696)	(1.032)	(.587)
Net Asset Value, End of Period	$35.22	$34.74	$32.93	$29.77	$27.77

Total Return[2]	4.15%	7.65%	13.25%	11.15%	-2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,114	$35,913	$30,877	$24,966	$22,684
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.46%	2.22%	2.21%	2.20%	2.08%
Portfolio Turnover Rate	8%	9%	9%	16%	24%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

56

Target Retirement 2030 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

57

Target Retirement 2030 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	590,696
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,479)
Net Unrealized Gains (Losses)	10,376,783

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	28,766,895
Gross Unrealized Appreciation	10,468,747
Gross Unrealized Depreciation	(91,964)
Net Unrealized Appreciation (Depreciation)	10,376,783

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	224,037	246,657
Issued in Lieu of Cash Distributions	27,921	19,346
Redeemed	(175,095)	(169,972)
Net Increase (Decrease) in Shares Outstanding	76,863	96,031

58

Target Retirement 2030 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,900	NA1	NA1	—	—	268	—	8,567
Vanguard Total Bond Market II Index Fund	7,595,101	2,205,401	1,727,555	(17,121)	582,154	223,240	—	8,637,980
Vanguard Total International Bond Index Fund	3,114,618	478,561	197,543	(941)	265,247	94,705	—	3,659,942
Vanguard Total International Stock Index Fund	10,047,896	1,262,717	162,360	(229)	(433,021)	301,067	—	10,715,003
Vanguard Total Stock Market Index Fund	15,156,276	1,686,093	973,744	18,430	235,131	273,481	—	16,122,186
Total	35,915,791	5,632,772	3,061,202	139	649,511	892,761	—	39,143,678

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

59

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2035 Fund	3.37%	6.92%	9.35%	$24,438
Target 2035 Composite Index	3.57	7.13	9.58	24,973
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

60

Target Retirement 2035 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	45.8%
Vanguard Total International Stock Index Fund Investor Shares	30.3
Vanguard Total Bond Market II Index Fund Investor Shares	16.6
Vanguard Total International Bond Index Fund Investor Shares	7.3

61

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (45.9%)
Vanguard Total Stock Market Index Fund Investor Shares	231,726,158	17,027,238

International Stock Fund (30.3%)
Vanguard Total International Stock Index Fund Investor Shares	679,047,604	11,251,819

U.S. Bond Fund (16.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	557,622,223	6,178,454

International Bond Fund (7.3%)
Vanguard Total International Bond Index Fund Investor Shares	229,075,816	2,693,932
Total Investment Companies (Cost $26,001,056)		37,151,443
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $9,487)	94,859	9,487
Total Investments (100.1%) (Cost $26,010,543)		37,160,930
Other Assets and Liabilities (-0.1%)
Other Assets		38,313
Liabilities		(72,765)
		(34,452)
Net Assets (100%)
Applicable to 1,718,650,318 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		37,126,478
Net Asset Value Per Share		$21.60

62

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	37,160,930
Receivables for Accrued Income	15,438
Receivables for Capital Shares Issued	22,875
Total Assets	37,199,243
Liabilities
Payables for Investment Securities Purchased	24,299
Payables for Capital Shares Redeemed	48,466
Total Liabilities	72,765
Net Assets	37,126,478

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	25,423,436
Total Distributable Earnings (Loss)	11,703,042
Net Assets	37,126,478

•      See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	834,841
Other Income	107
Net Investment Income—Note B	834,948
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(5,651)
Futures Contracts	(115)
Realized Net Gain (Loss)	(5,766)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	378,643
Net Increase (Decrease) in Net Assets Resulting from Operations	1,207,825

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	834,948	714,823
Realized Net Gain (Loss)	(5,766)	71,217
Change in Unrealized Appreciation (Depreciation)	378,643	1,827,238
Net Increase (Decrease) in Net Assets Resulting from Operations	1,207,825	2,613,278
Distributions
Net Investment Income	(750,873)	(618,358)
Realized Capital Gain[1]	(68,688)	(49,432)
Total Distributions	(819,561)	(667,790)
Capital Share Transactions
Issued	6,583,434	7,351,952
Issued in Lieu of Cash Distributions	806,942	658,556
Redeemed	(5,173,902)	(5,232,422)
Net Increase (Decrease) from Capital Share Transactions	2,216,474	2,778,086
Total Increase (Decrease)	2,604,738	4,723,574
Net Assets
Beginning of Period	34,521,740	29,798,166
End of Period	37,126,478	34,521,740

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $64,476,000 and $21,099,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.46	$20.20	$18.09	$16.95	$17.79
Investment Operations
Net Investment Income	.500[1]	.459[1]	.418[1]	.393	.391
Capital Gain Distributions Received	—	.001[1]	.003[1]	.003	.007
Net Realized and Unrealized Gain (Loss) on Investments	.146	1.243	2.180	1.530	(.865)
Total from Investment Operations	.646	1.703	2.601	1.926	(.467)
Distributions
Dividends from Net Investment Income	(.464)	(.410)	(.356)	(.371)	(.368)
Distributions from Realized Capital Gains	(.042)	(.033)	(.135)	(.415)	(.005)
Total Distributions	(.506)	(.443)	(.491)	(.786)	(.373)
Net Asset Value, End of Period	$21.60	$21.46	$20.20	$18.09	$16.95

Total Return[2]	3.37%	8.51%	14.76%	11.64%	-2.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,126	$34,522	$29,798	$24,531	$22,800
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.19%	2.22%	2.21%	2.07%
Portfolio Turnover Rate	7%	8%	9%	14%	23%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2035 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Target Retirement 2035 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	558,434
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(5,779)
Net Unrealized Gains (Losses)	11,150,387

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,010,543
Gross Unrealized Appreciation	11,242,257
Gross Unrealized Depreciation	(91,870)
Net Unrealized Appreciation (Depreciation)	11,150,387

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	319,514	351,488
Issued in Lieu of Cash Distributions	43,129	31,768
Redeemed	(252,750)	(249,802)
Net Increase (Decrease) in Shares Outstanding	109,893	133,454

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Target Retirement 2035 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,202	NA1	NA1	1	—	241	—	9,487
Vanguard Total Bond Market II Index Fund	5,473,272	1,611,971	1,315,303	(14,996)	423,510	161,307	—	6,178,454
Vanguard Total International Bond Index Fund	2,237,151	410,187	143,828	(1,142)	191,564	68,199	—	2,693,932
Vanguard Total International Stock Index Fund	10,652,883	1,299,688	234,588	(2,225)	(463,939)	317,313	—	11,251,819
Vanguard Total Stock Market Index Fund	16,162,127	1,421,907	797,015	12,711	227,508	287,781	—	17,027,238
Total	34,526,635	4,743,753	2,490,734	(5,651)	378,643	834,841	—	37,160,930

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2019 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	$224,912
Target Retirement 2015 Fund	667,010
Target Retirement 2020 Fund	677,118
Target Retirement 2025 Fund	138,391
Target Retirement 2030 Fund	6,553
Target Retirement 2035 Fund	4,138

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	97,821
Target Retirement 2015 Fund	116,878
Target Retirement 2020 Fund	310,224
Target Retirement 2025 Fund	467,367
Target Retirement 2030 Fund	446,770
Target Retirement 2035 Fund	474,847

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	10.9%
Target Retirement 2015 Fund	14.2
Target Retirement 2020 Fund	19.2
Target Retirement 2025 Fund	22.1
Target Retirement 2030 Fund	26.8
Target Retirement 2035 Fund	30.1

72

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	$140,335	$4,851
Target Retirement 2015 Fund	146,095	5,961
Target Retirement 2020 Fund	335,291	16,334
Target Retirement 2025 Fund	471,394	25,070
Target Retirement 2030 Fund	420,021	24,391
Target Retirement 2035 Fund	410,999	25,644

Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

73

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

74

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112019

Annual Report | September 30, 2019 Vanguard Target Retirement Funds

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Target Retirement 2040 Fund	5
Target Retirement 2045 Fund	16
Target Retirement 2050 Fund	27
Target Retirement 2055 Fund	38
Target Retirement 2060 Fund	48
Target Retirement 2065 Fund	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•                  For the 12 months ended September 30, 2019, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 2.06% for the Target Retirement 2045 Fund to 2.63% for the Target Retirement 2040 Fund. (The funds with target dates of 2015 through 2035, as well as the Target Retirement Income Fund, are covered in a separate report.)

•                  Each fund performed in line with its composite benchmark after expenses. The Target Retirement Funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•                  Global stock markets cooled during the funds’ fiscal year. U.S. shares gained less than 3%, while non-U.S. shares returned roughly –1% in U.S. dollars. Worries about the pace of global economic growth and central bank plans to loosen monetary policies virtually worldwide encouraged investment in bonds, sending their yields lower and their prices markedly higher. Broad measures of both the U.S. and non-U.S. investment-grade bond markets returned more than 10%.

•                  Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

•                  For the ten years ended September 30—or since inception for the three newest funds—the average annual returns ranged from 7.11% for the Target Retirement 2065 Fund to 10.06% for the Target Retirement 2055 Fund.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•             Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Target Retirement 2040 Fund	$1,000.00	$1,039.61	$0.72
Target Retirement 2045 Fund	$1,000.00	$1,037.73	$0.77
Target Retirement 2050 Fund	$1,000.00	$1,037.78	$0.77
Target Retirement 2055 Fund	$1,000.00	$1,037.60	$0.77
Target Retirement 2060 Fund	$1,000.00	$1,037.69	$0.77
Target Retirement 2065 Fund	$1,000.00	$1,037.97	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2050 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2055 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2060 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2065 Fund	$1,000.00	$1,024.32	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

4

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
Target Retirement 2040 Fund	2.63%	7.15%	9.61%	$25,021
Target 2040 Composite Index	2.83	7.39	9.87	25,635
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

5

Target Retirement 2040 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	50.0%
Vanguard Total International Stock Index Fund Investor Shares	33.3
Vanguard Total Bond Market II Index Fund Investor Shares	11.7
Vanguard Total International Bond Index Fund Investor Shares	5.0

6

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (50.1%)
Vanguard Total Stock Market Index Fund Investor Shares	198,136,989	14,559,106

International Stock Fund (33.3%)
Vanguard Total International Stock Index Fund Investor Shares	583,719,421	9,672,231

U.S. Bond Fund (11.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	306,536,251	3,396,422

International Bond Fund (5.0%)
Vanguard Total International Bond Index Fund Investor Shares	122,842,775	1,444,631
Total Investment Companies (Cost $20,840,395)		29,072,390
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $9,867)	98,662	9,867
Total Investments (100.1%) (Cost $20,850,262)		29,082,257
Other Assets and Liabilities (-0.1%)
Other Assets		27,083
Liabilities		(66,556)
		(39,473)
Net Assets (100%)
Applicable to 779,242,914 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		29,042,784
Net Asset Value Per Share		$37.27

7

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	29,082,257
Receivables for Accrued Income	8,325
Receivables for Capital Shares Issued	18,758
Total Assets	29,109,340
Liabilities
Payables for Investment Securities Purchased	30,489
Payables for Capital Shares Redeemed	36,067
Total Liabilities	66,556
Net Assets	29,042,784

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	20,386,854
Total Distributable Earnings (Loss)	8,655,930
Net Assets	29,042,784

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	634,780
Net Investment Income—Note B	634,780
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(8,099)
Futures Contracts	(94)
Realized Net Gain (Loss)	(8,193)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	137,697
Net Increase (Decrease) in Net Assets Resulting from Operations	764,284

See accompanying Notes, which are an integral part of the Financial Statements.

9

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	634,780	535,805
Realized Net Gain (Loss)	(8,193)	40,240
Change in Unrealized Appreciation (Depreciation)	137,697	1,586,712
Net Increase (Decrease) in Net Assets Resulting from Operations	764,284	2,162,757
Distributions
Net Investment Income	(559,639)	(450,227)
Realized Capital Gain[1]	(40,000)	(9,411)
Total Distributions	(599,639)	(459,638)
Capital Share Transactions
Issued	5,852,726	6,304,784
Issued in Lieu of Cash Distributions	590,157	453,171
Redeemed	(4,010,068)	(4,340,003)
Net Increase (Decrease) from Capital Share Transactions	2,432,815	2,417,952
Total Increase (Decrease)	2,597,460	4,121,071
Net Assets
Beginning of Period	26,445,324	22,324,253
End of Period	29,042,784	26,445,324

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $39,425,000 and $8,951,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.26	$34.73	$30.59	$28.09	$29.66
Investment Operations
Net Investment Income	.850[1]	.786[1]	.718[1]	.660	.648
Capital Gain Distributions Received	—	.001[1]	.003[1]	.003	.007
Net Realized and Unrealized Gain (Loss) on Investments	(.005)	2.441	4.143	2.687	(1.634)
Total from Investment Operations	.845	3.228	4.864	3.350	(.979)
Distributions
Dividends from Net Investment Income	(.779)	(.684)	(.599)	(.615)	(.574)
Distributions from Realized Capital Gains	(.056)	(.014)	(.125)	(.235)	(.017)
Total Distributions	(.835)	(.698)	(.724)	(.850)	(.591)
Net Asset Value, End of Period	$37.27	$37.26	$34.73	$30.59	$28.09

Total Return[2]	2.63%	9.37%	16.26%	12.11%	-3.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,043	$26,445	$22,324	$17,371	$15,724
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.17%	2.23%	2.23%	2.09%
Portfolio Turnover Rate	5%	8%	8%	16%	21%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

12

Target Retirement 2040 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

13

Target Retirement 2040 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	433,224
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-Expiring)	(9,289)
Net Unrealized Gains (Losses)	8,231,995

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	20,850,262
Gross Unrealized Appreciation	8,347,394
Gross Unrealized Depreciation	(115,399)
Net Unrealized Appreciation (Depreciation)	8,231,995

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	164,515	174,069
Issued in Lieu of Cash Distributions	18,379	12,637
Redeemed	(113,431)	(119,638)
Net Increase (Decrease) in Shares Outstanding	69,463	67,068

14

Target Retirement 2040 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	11	NA1	NA1	1	—	183	—	9,867
Vanguard Total Bond Market II Index Fund	2,828,171	1,168,891	817,948	(8,452)	225,760	85,708	—	3,396,422
Vanguard Total International Bond Index Fund	1,138,754	270,034	65,126	(253)	101,222	35,084	—	1,444,631
Vanguard Total International Stock Index Fund	8,962,774	1,251,928	141,745	(515)	(400,211)	269,968	—	9,672,231
Vanguard Total Stock Market Index Fund	13,505,535	1,187,368	345,843	1,120	210,926	243,837	—	14,559,106
Total	26,435,245	3,878,221	1,370,662	(8,099)	137,697	634,780	—	29,082,257

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

15

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2045 Fund	2.06%	7.23%	9.66%	$25,137
Target 2045 Composite Index	2.32	7.49	9.92	25,753
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

16

Target Retirement 2045 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Investor Shares	3.0

17

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Investor Shares	195,793,049	14,386,873

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	578,337,123	9,583,046

U.S. Bond Fund (7.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	172,113,994	1,907,023

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	68,640,757	807,216
Total Investment Companies (Cost $18,879,076)		26,684,158
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $12,586)	125,847	12,586
Total Investments (100.1%) (Cost $18,891,662)		26,696,744
Other Assets and Liabilities (-0.1%)
Other Assets		23,287
Liabilities		(50,097)
		(26,810)
Net Assets (100%)
Applicable to 1,140,586,154 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		26,669,934
Net Asset Value Per Share		$23.38

18

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	26,696,744
Receivables for Accrued Income	4,867
Receivables for Capital Shares Issued	18,420
Total Assets	26,720,031
Liabilities
Payables for Investment Securities Purchased	21,449
Payables for Capital Shares Redeemed	28,648
Total Liabilities	50,097
Net Assets	26,669,934

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	18,477,288
Total Distributable Earnings (Loss)	8,192,646
Net Assets	26,669,934

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	575,282
Other Income	90
Net Investment Income—Note B	575,372
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(5,727)
Futures Contracts	(101)
Realized Net Gain (Loss)	(5,828)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	5,053
Net Increase (Decrease) in Net Assets Resulting from Operations	574,597

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	575,372	490,471
Realized Net Gain (Loss)	(5,828)	26,325
Change in Unrealized Appreciation (Depreciation)	5,053	1,567,532
Net Increase (Decrease) in Net Assets Resulting from Operations	574,597	2,084,328
Distributions
Net Investment Income	(507,946)	(412,734)
Realized Capital Gain[1]	(27,641)	(9,737)
Total Distributions	(535,587)	(422,471)
Capital Share Transactions
Issued	5,288,388	5,662,342
Issued in Lieu of Cash Distributions	527,209	416,672
Redeemed	(3,514,240)	(3,824,416)
Net Increase (Decrease) from Capital Share Transactions	2,301,357	2,254,598
Total Increase (Decrease)	2,340,367	3,916,455
Net Assets
Beginning of Period	24,329,567	20,413,112
End of Period	26,669,934	24,329,567

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $27,221,000 and $9,737,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.49	$21.80	$19.12	$17.60	$18.61
Investment Operations
Net Investment Income	.527 [1]	.492 [1]	.450 [1]	.411	.406
Capital Gain Distributions Received	—	—	.001 [1]	.002	.004
Net Realized and Unrealized Gain (Loss) on Investments	(.128)	1.636	2.696	1.692	(1.034)
Total from Investment Operations	.399	2.128	3.147	2.105	(.624)
Distributions
Dividends from Net Investment Income	(.483)	(.428)	(.375)	(.386)	(.383)
Distributions from Realized Capital Gains	(.026)	(.010)	(.092)	(.199)	(.003)
Total Distributions	(.509)	(.438)	(.467)	(.585)	(.386)
Net Asset Value, End of Period	$23.38	$23.49	$21.80	$19.12	$17.60

Total Return[2]	2.06%	9.85%	16.84%	12.16%	-3.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,670	$24,330	$20,413	$15,987	$14,283
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.16%	2.23%	2.43%	2.10%
Portfolio Turnover Rate	4%	7%	8%	13%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

23

Target Retirement 2045 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

24

Target Retirement 2045 Fund

D.           Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	396,319
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(8,755)
Net Unrealized Gains (Losses)	7,805,082

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	18,891,662
Gross Unrealized Appreciation	7,941,267
Gross Unrealized Depreciation	(136,185)
Net Unrealized Appreciation (Depreciation)	7,805,082

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	236,957	248,564
Issued in Lieu of Cash Distributions	26,255	18,469
Redeemed	(158,490)	(167,394)
Net Increase (Decrease) in Shares Outstanding	104,722	99,639

25

Target Retirement 2045 Fund

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6	NA1	NA1	(3)	—	179	—	12,586
Vanguard Total Bond Market II Index Fund	1,723,362	503,579	445,655	(6,470)	132,207	50,108	—	1,907,023
Vanguard Total International Bond Index Fund	711,242	116,342	78,362	(398)	58,392	21,008	—	807,216
Vanguard Total International Stock Index Fund	8,735,702	1,395,253	151,895	506	(396,520)	264,979	—	9,583,046
Vanguard Total Stock Market Index Fund	13,160,195	1,336,110	321,044	638	210,974	239,008	—	14,386,873
Total	24,330,507	3,351,284	996,956	(5,727)	5,053	575,282	—	26,696,744

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2050 Fund	2.07%	7.24%	9.65%	$25,130
Target 2050 Composite Index	2.32	7.49	9.92	25,752
MSCI US Broad Market Index	2.91	10.47	13.15	34,386

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

27

Target Retirement 2050 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Investor Shares	3.0

28

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Investor Shares	142,958,586	10,504,597

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	422,080,741	6,993,878

U.S. Bond Fund (7.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	125,970,557	1,395,754

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	49,670,990	584,131
Total Investment Companies (Cost $14,949,417)		19,478,360
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $14,171)	141,698	14,171
Total Investments (100.1%) (Cost $14,963,588)		19,492,531
Other Assets and Liabilities (-0.1%)
Other Assets		23,473
Liabilities		(45,540)
		(22,067)
Net Assets (100%)
Applicable to 517,409,423 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		19,470,464
Net Asset Value Per Share		$37.63

29

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	19,492,531
Receivables for Accrued Income	3,489
Receivables for Capital Shares Issued	19,984
Total Assets	19,516,004
Liabilities
Payables for Investment Securities Purchased	24,156
Payables for Capital Shares Redeemed	21,384
Total Liabilities	45,540
Net Assets	19,470,464

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	14,662,212
Total Distributable Earnings (Loss)	4,808,252
Net Assets	19,470,464

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	410,082
Net Investment Income–Note B	410,082
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(5,109)
Futures Contracts	(66)
Realized Net Gain (Loss)	(5,175)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	41,890
Net Increase (Decrease) in Net Assets Resulting from Operations	446,797

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	410,082	331,586
Realized Net Gain (Loss)	(5,175)	12,675
Change in Unrealized Appreciation (Depreciation)	41,890	1,053,045
Net Increase (Decrease) in Net Assets Resulting from Operations	446,797	1,397,306
Distributions
Net Investment Income	(358,542)	(271,760)
Realized Capital Gain[1]	(12,729)	(3,856)
Total Distributions	(371,271)	(275,616)
Capital Share Transactions
Issued	4,866,735	4,834,564
Issued in Lieu of Cash Distributions	364,259	271,105
Redeemed	(2,640,064)	(2,830,456)
Net Increase (Decrease) from Capital Share Transactions	2,590,930	2,275,213
Total Increase (Decrease)	2,666,456	3,396,903
Net Assets
Beginning of Period	16,804,008	13,407,105
End of Period	19,470,464	16,804,008

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $12,274,000 and $3,657,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.80	$35.07	$30.63	$27.95	$29.53
Investment Operations
Net Investment Income	.851 [1]	.794 [1]	.727 [1]	.636	.623
Capital Gain Distributions Received	—	.001 [1]	.002 [1]	.003	.006
Net Realized and Unrealized Gain (Loss) on Investments	(.204)	2.629	4.332	2.714	(1.609)
Total from Investment Operations	.647	3.424	5.061	3.353	(.980)
Distributions
Dividends from Net Investment Income	(.789)	(.684)	(.587)	(.585)	(.596)
Distributions from Realized Capital Gains	(.028)	(.010)	(.034)	(.088)	(.004)
Total Distributions	(.817)	(.694)	(.621)	(.673)	(.600)
Net Asset Value, End of Period	$37.63	$37.80	$35.07	$30.63	$27.95

Total Return[2]	2.07%	9.84%	16.84%	12.14%	-3.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,470	$16,804	$13,407	$9,634	$7,893
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.36%	2.16%	2.24%	2.24%	2.11%
Portfolio Turnover Rate	3%	7%	6%	12%	18%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

34

Target Retirement 2050 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

35

Target Retirement 2050 Fund

D.           Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	285,505
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(6,196)
Net Unrealized Gains (Losses)	4,528,943

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	14,963,588
Gross Unrealized Appreciation	4,654,832
Gross Unrealized Depreciation	(125,889)
Net Unrealized Appreciation (Depreciation)	4,528,943

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	135,480	131,840
Issued in Lieu of Cash Distributions	11,274	7,468
Redeemed	(73,930)	(76,965)
Net Increase (Decrease) in Shares Outstanding	72,824	62,343

36

Target Retirement 2050 Fund

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,188	NA1	NA1	(1)	—	161	—	14,171
Vanguard Total Bond Market II Index Fund	1,194,887	426,169	315,002	(4,912)	94,612	35,601	—	1,395,754
Vanguard Total International Bond Index Fund	489,291	100,400	47,192	(265)	41,897	14,596	—	584,131
Vanguard Total International Stock Index Fund	6,041,281	1,316,928	91,345	—	(272,986)	189,386	—	6,993,878
Vanguard Total Stock Market Index Fund	9,070,996	1,412,131	156,966	69	178,367	170,338	—	10,504,597
Total	16,797,643	3,255,628	610,505	(5,109)	41,890	410,082	—	19,492,531

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

37

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/18/2010)	Investment
Target Retirement 2055 Fund	2.09%	7.21%	10.06%	$23,964
Target 2055 Composite Index	2.32	7.49	10.31	24,466
MSCI US Broad Market Index	2.91	10.47	13.80	32,513

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

38

Target Retirement 2055 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Investor Shares	3.0

39

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Investor Shares	74,899,635	5,503,625

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	220,804,621	3,658,733

U.S. Bond Fund (7.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	66,064,567	731,996

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	25,658,954	301,749
Total Investment Companies (Cost $8,743,809)		10,196,103
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $13,725)	137,239	13,725
Total Investments (100.1%) (Cost $8,757,534)		10,209,828
Other Assets and Liabilities (-0.1%)
Other Assets		15,779
Liabilities		(23,570)
		(7,791)
Net Assets (100%)
Applicable to 249,775,465 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		10,202,037
Net Asset Value Per Share		$40.84

40

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	10,209,828
Receivables for Accrued Income	1,819
Receivables for Capital Shares Issued	13,960
Total Assets	10,225,607
Liabilities
Payables for Investment Securities Purchased	14,440
Payables for Capital Shares Redeemed	9,130
Total Liabilities	23,570
Net Assets	10,202,037

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	8,604,413
Total Distributable Earnings (Loss)	1,597,624
Net Assets	10,202,037

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	207,163
Net Investment Income—Note B	207,163
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	432
Realized Net Gain (Loss)	432
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	55,011
Net Increase (Decrease) in Net Assets Resulting from Operations	262,606

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	207,163	151,249
Realized Net Gain (Loss)	432	(672)
Change in Unrealized Appreciation (Depreciation)	55,011	464,109
Net Increase (Decrease) in Net Assets Resulting from Operations	262,606	614,686
Distributions
Net Investment Income	(169,592)	(113,882)
Realized Capital Gain	—	—
Total Distributions	(169,592)	(113,882)
Capital Share Transactions
Issued	3,278,128	3,016,467
Issued in Lieu of Cash Distributions	166,487	111,895
Redeemed	(1,346,248)	(1,218,478)
Net Increase (Decrease) from Capital Share Transactions	2,098,367	1,909,884
Total Increase (Decrease)	2,191,381	2,410,688
Net Assets
Beginning of Period	8,010,656	5,599,968
End of Period	10,202,037	8,010,656

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$40.95	$37.98		$33.15	$30.14	$31.80
Investment Operations
Net Investment Income	.929 [1]	.868	[1]	.796 [1]	.642	.631
Capital Gain Distributions Received	—	.001	[1]	.002 [1]	.003	.005
Net Realized and Unrealized Gain (Loss) on Investments	(.209)	2.819		4.688	2.974	(1.736)
Total from Investment Operations	.720	3.688		5.486	3.619	(1.100)
Distributions
Dividends from Net Investment Income	(.830)	(.718)		(.654)	(.593)	(.554)
Distributions from Realized Capital Gains	—	—		(.002)	(.016)	(.006)
Total Distributions	(.830)	(.718)		(.656)	(.609)	(.560)
Net Asset Value, End of Period	$40.84	$40.95		$37.98	$33.15	$30.14

Total Return[2]	2.09%	9.79%		16.86%	12.13%	-3.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,202	$8,011		$5,600	$3,399	$2,279
Ratio of Total Expenses to Average Net Assets	—	—		—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%		0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.18%		2.26%	2.27%	2.17%
Portfolio Turnover Rate	3%	5%		5%	8%	18%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying

45

Target Retirement 2055 Fund

Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	146,714
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,384)
Net Unrealized Gains (Losses)	1,452,294

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,757,534
Gross Unrealized Appreciation	1,543,223
Gross Unrealized Depreciation	(90,929)
Net Unrealized Appreciation (Depreciation)	1,452,294

46

Target Retirement 2055 Fund

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	84,041	75,923
Issued in Lieu of Cash Distributions	4,747	2,845
Redeemed	(34,610)	(30,634)
Net Increase (Decrease) in Shares Outstanding	54,178	48,134

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,066	NA1	NA1	(2)	—	147	—	13,725
Vanguard Total Bond Market II Index Fund	569,472	245,752	129,127	(179)	46,078	17,932	—	731,996
Vanguard Total International Bond Index Fund	231,600	60,986	11,870	(90)	21,123	7,160	—	301,749
Vanguard Total International Stock Index Fund	2,878,168	929,594	23,990	626	(125,665)	95,821	—	3,658,733
Vanguard Total Stock Market Index Fund	4,326,242	1,142,798	78,967	77	113,475	86,103	—	5,503,625
Total	8,008,548	2,379,130	243,954	432	55,011	207,163	—	10,209,828

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

47

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2012)	Investment
Target Retirement 2060 Fund	2.07%	7.20%	9.72%	$20,413
Target 2060 Composite Index	2.32	7.49	9.99	20,804
MSCI US Broad Market Index	2.91	10.47	13.28	26,107

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

48

Target Retirement 2060 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Investor Shares	2.9

49

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	32,058,465	2,355,656

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	94,258,098	1,561,857

U.S. Bond Fund (7.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	28,223,990	312,722

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	10,869,836	127,829
Total Investment Companies (Cost $3,854,727)		4,358,064
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $6,033)	60,329	6,033
Total Investments (100.1%) (Cost $3,860,760)		4,364,097
Other Assets and Liabilities (-0.1%)
Other Assets		9,340
Liabilities		(14,726)
		(5,386)
Net Assets (100%)
Applicable to 120,826,143 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		4,358,711
Net Asset Value Per Share		$36.07

50

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	4,364,097
Receivables for Accrued Income	775
Receivables for Capital Shares Issued	8,565
Total Assets	4,373,437
Liabilities
Payables for Investment Securities Purchased	10,003
Payables for Capital Shares Redeemed	4,723
Total Liabilities	14,726
Net Assets	4,358,711

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	3,794,353
Total Distributable Earnings (Loss)	564,358
Net Assets	4,358,711

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	86,239
Net Investment Income—Note B	86,239
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(641)
Futures Contracts	(15)
Realized Net Gain (Loss)	(656)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	29,171
Net Increase (Decrease) in Net Assets Resulting from Operations	114,754

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,239	59,150
Realized Net Gain (Loss)	(656)	457
Change in Unrealized Appreciation (Depreciation)	29,171	177,389
Net Increase (Decrease) in Net Assets Resulting from Operations	114,754	236,996
Distributions
Net Investment Income	(67,815)	(41,761)
Realized Capital Gain[1]	(312)	—
Total Distributions	(68,127)	(41,761)
Capital Share Transactions
Issued	1,629,071	1,437,252
Issued in Lieu of Cash Distributions	66,263	40,758
Redeemed	(622,889)	(514,124)
Net Increase (Decrease) from Capital Share Transactions	1,072,445	963,886
Total Increase (Decrease)	1,119,072	1,159,121
Net Assets
Beginning of Period	3,239,639	2,080,518
End of Period	4,358,711	3,239,639

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $293,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2060 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.16	$33.51	$29.25	$26.58	$28.03
Investment Operations
Net Investment Income	.822 [1]	.768	1.708	1.555	.540
Capital Gain Distributions Received	—	—	.002[1]	.003	.004
Net Realized and Unrealized Gain (Loss) on Investments	(.192)	2.495	4.126	2.635	(1.523)
Total from Investment Operations	.630	3.263	4.836	3.193	(.979)
Distributions
Dividends from Net Investment Income	(.717)	(.613)	(.574)	(.503)	(.464)
Distributions from Realized Capital Gains	(.003)	—	(.002)	(.020)	(.007)
Total Distributions	(.720)	(.613)	(.576)	(.523)	(.471)
Net Asset Value, End of Period	$36.07	$36.16	$33.51	$29.25	$26.58

Total Return[2]	2.07%	9.81%	16.84%	12.13%	-3.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,359	$3,240	$2,081	$1,143	$733
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.19%	2.28%	2.28%	2.19%
Portfolio Turnover Rate	2%	3%	4%	6%	21%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016—2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

55

Target Retirement 2060 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

56

Target Retirement 2060 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	61,677
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(656)
Net Unrealized Gains (Losses)	503,337

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,860,760
Gross Unrealized Appreciation	546,143
Gross Unrealized Depreciation	(42,806)
Net Unrealized Appreciation (Depreciation)	503,337

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	47,218	40,975
Issued in Lieu of Cash Distributions	2,140	1,174
Redeemed	(18,120)	(14,643)
Net Increase (Decrease) in Shares Outstanding	31,238	27,506

57

Target Retirement 2060 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	578	NA1	NA1	—	—	48	—	6,033
Vanguard Total Bond Market II Index Fund	230,347	116,721	53,365	(641)	19,660	7,417	—	312,722
Vanguard Total International Bond Index Fund	94,517	27,855	3,401	—	8,858	2,971	—	127,829
Vanguard Total International Stock Index Fund	1,161,838	452,774	3,096	—	(49,659)	39,906	—	1,561,857
Vanguard Total Stock Market Index Fund	1,750,277	562,879	7,812	—	50,312	35,897	—	2,355,656
Total	3,237,557	1,160,229	67,674	(641)	29,171	86,239	—	4,364,097

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

58

Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019

		Since	Final Value
	One	Inception	of a $10,000
	Year	(7/12/2017)	Investment
Target Retirement 2065 Fund	2.09%	7.11%	$11,647
Target 2065 Composite Index	2.32	7.35	11,704
MSCI US Broad Market Index	2.91	10.77	12,548

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

59

Target Retirement 2065 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Investor Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Investor Shares	3.0

60

Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	3,089,430	227,011

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	9,090,580	150,631

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	2,668,216	29,564

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	1,072,846	12,616
Total Investment Companies (Cost $407,647)		419,822
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $351)	3,507	351
Total Investments (100.0%) (Cost $407,998)		420,173
Other Assets and Liabilities (0.0%)
Other Assets		1,555
Liabilities		(1,675)
		(120)
Net Assets (100%)
Applicable to 18,509,864 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		420,053
Net Asset Value Per Share		$22.69

61

Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	420,173
Receivables for Accrued Income	82
Receivables for Capital Shares Issued	1,473
Total Assets	421,728
Liabilities
Payables for Investment Securities Purchased	1,157
Payables for Capital Shares Redeemed	518
Total Liabilities	1,675
Net Assets	420,053

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	402,387
Total Distributable Earnings (Loss)	17,666
Net Assets	420,053

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	7,234
Other Income	9
Net Investment Income – Note B	7,243
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	—
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	7,079
Net Increase (Decrease) in Net Assets Resulting from Operations	14,322

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2065 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,243	2,513
Realized Net Gain (Loss)	—	14
Change in Unrealized Appreciation (Depreciation)	7,079	4,758
Net Increase (Decrease) in Net Assets Resulting from Operations	14,322	7,285
Distributions
Net Investment Income	(3,972)	(366)
Realized Capital Gain	(4)	—
Total Distributions	(3,976)	(366)
Capital Share Transactions
Issued	295,477	214,128
Issued in Lieu of Cash Distributions	3,802	346
Redeemed	(91,083)	(38,875)
Net Increase (Decrease) from Capital Share Transactions	208,196	175,599
Total Increase (Decrease)	218,542	182,518
Net Assets
Beginning of Period	201,511	18,993
End of Period	420,053	201,511

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2065 Fund

Financial Highlights

			July 12, 2017[1] to Sept. 30, 2017
	Year Ended
For a Share Outstanding	September 30,
Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$22.64	$20.79	$20.00
Investment Operations
Net Investment Income[2]	.529	.524	.150
Capital Gain Distributions Received[2]	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.116)	1.496	.640
Total from Investment Operations	.413	2.020	.790
Distributions
Dividends from Net Investment Income	(.363)	(.170)	—
Distributions from Realized Capital Gains	.000 [3]	—	—
Total Distributions	(.363)	(.170)	—
Net Asset Value, End of Period	$22.69	$22.64	$20.79

Total Return[4]	2.09%	9.75%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$420	$202	$19
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.42%	2.37%	3.30%[5]
Portfolio Turnover Rate	2%	1%	29%

1 Inception.

2 Calculated based on average shares outstanding.

3 Distribution was less than $.001 per share.

4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2017–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying

66

Target Retirement 2065 Fund

Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.           Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,491
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	12,175

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	407,998
Gross Unrealized Appreciation	18,839
Gross Unrealized Depreciation	(6,664)
Net Unrealized Appreciation (Depreciation)	12,175

67

Target Retirement 2065 Fund

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	13,620	9,733
Issued in Lieu of Cash Distributions	195	16
Redeemed	(4,206)	(1,762)
Net Increase (Decrease) in Shares Outstanding	9,609	7,987

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	276	NA1	NA1	—	—	9	—	351
Vanguard Total Bond Market II Index Fund	14,105	16,551	2,708	2	1,614	596	—	29,564
Vanguard Total International Bond Index Fund	6,026	6,047	237	(1)	781	224	—	12,616
Vanguard Total International Stock Index Fund	72,016	82,311	1,020	—	(2,676)	3,387	—	150,631
Vanguard Total Stock Market Index Fund	109,011	112,644	2,003	(1)	7,360	3,018	—	227,011
Total	201,434	217,553	5,968	—	7,079	7,234	—	420,173

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

69

presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	586
Target Retirement 2045 Fund	382
Target Retirement 2050 Fund	446
Target Retirement 2055 Fund	—
Target Retirement 2060 Fund	22
Target Retirement 2065 Fund	4

70

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	396,553
Target Retirement 2045 Fund	385,571
Target Retirement 2050 Fund	272,412
Target Retirement 2055 Fund	128,814
Target Retirement 2060 Fund	51,541
Target Retirement 2065 Fund	3,027

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2040 Fund	33.5%
Target Retirement 2045 Fund	36.1
Target Retirement 2050 Fund	36.1
Target Retirement 2055 Fund	36.1
Target Retirement 2060 Fund	36.2
Target Retirement 2065 Fund	36.2

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2040 Fund	326,687	21,772
Target Retirement 2045 Fund	307,318	21,343
Target Retirement 2050 Fund	219,202	15,254
Target Retirement 2055 Fund	110,662	7,717
Target Retirement 2060 Fund	46,073	3,214
Target Retirement 2065 Fund	3,878	273

Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

71

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

72

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q3080B 112019

Annual Report | September 30, 2019 Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Institutional Target Retirement Income Fund	5

Institutional Target Retirement 2015 Fund	16

Institutional Target Retirement 2020 Fund	27

Institutional Target Retirement 2025 Fund	38

Institutional Target Retirement 2030 Fund	49

Institutional Target Retirement 2035 Fund	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

Your Fund’s Performance at a Glance

•     For the 12 months ended September 30, 2019, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 3.45% for the Institutional Target Retirement 2035 Fund to 6.73% for the Institutional Target Retirement Income Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a greater allocation to bonds performed best.

•     Each fund performed in line with its composite benchmark after expenses. The Institutional Target Retirement Funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•     Worries about the pace of global economic growth and plans by numerous central banks to loosen monetary policies encouraged investment in bonds, sending their yields lower and their prices markedly higher. Broad measures of both the U.S. and non-U.S. investment-grade bond markets returned about 10% during the funds’ fiscal year. Stocks, in contrast, cooled. The broad U.S. stock market gained about 3%, while international stocks returned roughly –1% in U.S. dollars.

•     Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

•     From their inception dates through September 30, the funds had average annual returns that ranged from 4.77% for the Institutional Target Retirement Income Fund to 6.64% for the Institutional Target Retirement 2035 Fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,044.43	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,044.59	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,044.53	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,045.16	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,042.97	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,041.72	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.62	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement Income Fund	6.73%	4.77%	$121,982,132
Target Income Composite Index	6.83	4.90	122,598,767
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.72	116,834,880

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement Income Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Bond Market II Index Fund Investor Shares	37.3%
Vanguard Total Stock Market Index Fund Institutional Shares	18.0
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	16.7
Vanguard Total International Bond Index Fund Admiral Shares	16.0
Vanguard Total International Stock Index Fund Investor Shares	12.0

Institutional Target Retirement Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	15,575,727	1,144,972

International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	45,895,918	760,495

U.S. Bond Funds (54.0%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	213,582,706	2,366,497
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	43,070,705	1,059,539
3,426,036

International Bond Fund (16.0%)
Vanguard Total International Bond Index Fund Admiral Shares	43,062,015	1,011,957
Total Investment Companies (Cost $5,787,911)	6,343,460
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $3,648)	36,478	3,648
Total Investments (100.1%) (Cost $5,791,559)	6,347,108
Other Assets and Liabilities (-0.1%)
Other Assets	24,873
Liabilities	(30,103)
(5,230)
Net Assets (100%)
Applicable to 284,709,292 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,341,878
Net Asset Value Per Share	$22.27

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	6,347,108
Receivables for Investment Securities Sold	16,762
Receivables for Accrued Income	5,926
Receivables for Capital Shares Issued	2,185
Total Assets	6,371,981
Liabilities
Payables for Investment Securities Purchased	5,926
Payables for Capital Shares Redeemed	23,955
Payables for Distributions	222
Total Liabilities	30,103
Net Assets	6,341,878

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	5,783,117
Total Distributable Earnings (Loss)	558,761
Net Assets	6,341,878

•  See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	152,437
Net Investment Income—Note B	152,437
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	3,112
Realized Net Gain (Loss)	3,112
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	247,509
Net Increase (Decrease) in Net Assets Resulting from Operations	403,058

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	152,437	136,244
Realized Net Gain (Loss)	3,112	8,114
Change in Unrealized Appreciation (Depreciation)	247,509	27,989
Net Increase (Decrease) in Net Assets Resulting from Operations	403,058	172,347
Distributions
Net Investment Income	(156,199)	(132,299)
Realized Capital Gain[1]	(6,059)	(931)
Total Distributions	(162,258)	(133,230)
Capital Share Transactions
Issued	1,303,756	1,660,589
Issued in Lieu of Cash Distributions	161,167	132,093
Redeemed	(1,024,418)	(1,210,217)
Net Increase (Decrease) from Capital Share Transactions	440,505	582,465
Total Increase (Decrease)	681,305	621,582
Net Assets
Beginning of Period	5,660,573	5,038,991
End of Period	6,341,878	5,660,573

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $4,431,000 and $539,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding		Year Ended September 30,			Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.45	$21.27	$20.60	$19.46	$20.00
Investment Operations
Net Investment Income	.552	2.537	2.404	2.341	.111	2
Capital Gain Distributions Received	—	.002	2.006	2.010	—
Net Realized and Unrealized Gain (Loss) on Investments	.860	.167	.667	1.127	(.599)
Total from Investment Operations	1.412	.706	1.077	1.478	(.488)
Distributions
Dividends from Net Investment Income	(.569)	(.522)	(.398)	(.337)	(.052)
Distributions from Realized Capital Gains	(.023)	(.004)	(.009)	(.001)	—
Total Distributions	(.592)	(.526)	(.407)	(.338)	(.052)
Net Asset Value, End of Period	$22.27	$21.45	$21.27	$20.60	$19.46

Total Return	6.73%	3.34%	5.30%	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,342	$5,661	$5,039	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.56%	2.50%	1.94%	1.83%	1.99%[3]
Portfolio Turnover Rate	12%	13%	7%	7%	1%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying

Institutional Target Retirement Income Fund

Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	1,956
Total Distributable Earnings (Loss)	(1,956)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,434
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	555,549

Institutional Target Retirement Income Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,791,559
Gross Unrealized Appreciation	561,589
Gross Unrealized Depreciation	(6,040)
Net Unrealized Appreciation (Depreciation)	555,549

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	60,874	77,323
Issued in Lieu of Cash Distributions	7,555	6,154
Redeemed	(47,640)	(56,429)
Net Increase (Decrease) in Shares Outstanding	20,789	27,048

At September 30, 2019, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement Income Fund

F.          Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1	NA1	NA1	—	—	50	—	3,648
Vanguard Short-Term Inflation-Protected Securities Index Fund	950,946	147,677	53,480	(2)	14,398	19,782	—	1,059,539
Vanguard Total Bond Market II Index Fund	2,109,256	440,406	341,544	112	158,267	63,163	—	2,366,497
Vanguard Total International Bond Index Fund	899,283	76,025	37,738	(125)	74,512	27,256	—	1,011,957
Vanguard Total International Stock Index Fund	680,543	147,306	42,045	(1,563)	(23,746)	21,473	—	760,495
Vanguard Total Stock Market Index Fund	1,019,112	309,191	212,099	4,690	24,078	20,713	—	1,144,972
Total	5,659,141	1,120,605	686,906	3,112	247,509	152,437	—	6,347,108

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2015 Fund	6.08%	5.31%	$124,659,024
Target 2015 Composite Index	6.17	5.45	125,386,156
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2015 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Bond Market II Index Fund Investor Shares	34.6%
Vanguard Total Stock Market Index Fund Institutional Shares	22.4
Vanguard Total International Stock Index Fund Investor Shares	14.9
Vanguard Total International Bond Index Fund Admiral Shares	14.8
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	13.3

Institutional Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (22.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	26,608,792	1,956,012

International Stock Fund (14.9%)
Vanguard Total International Stock Index Fund Investor Shares	78,530,791	1,301,255

U.S. Bond Funds (47.9%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	272,261,404	3,016,657
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	47,328,946	1,164,292
4,180,949
International Bond Fund (14.8%)
Vanguard Total International Bond Index Fund Admiral Shares	54,770,892	1,287,116
Total Investment Companies (Cost $7,754,079)	8,725,332
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $1,347)	13,466	1,347
Total Investments (100.0%) (Cost $7,755,426)	8,726,679
Other Assets and Liabilities (0.0%)
Other Assets	71,139
Liabilities	(72,386)
(1,247)
Net Assets (100%)
Applicable to 379,982,758 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,725,432
Net Asset Value Per Share	$22.96

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	8,726,679
Receivables for Investment Securities Sold	61,286
Receivables for Accrued Income	7,533
Receivables for Capital Shares Issued	2,320
Total Assets	8,797,818
Liabilities
Payables for Investment Securities Purchased	7,533
Payables for Capital Shares Redeemed	64,853
Total Liabilities	72,386
Net Assets	8,725,432

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	7,593,455
Total Distributable Earnings (Loss)	1,131,977
Net Assets	8,725,432

•        See Note A in Notes to Financial Statements.

1       Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	214,324
Net Investment Income—Note B	214,324
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	34,124
Realized Net Gain (Loss)	34,124
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	268,085
Net Increase (Decrease) in Net Assets Resulting from Operations	516,533

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	214,324	195,779
Realized Net Gain (Loss)	34,124	69,727
Change in Unrealized Appreciation (Depreciation)	268,085	91,261
Net Increase (Decrease) in Net Assets Resulting from Operations	516,533	356,767
Distributions
Net Investment Income	(197,608)	(158,721)
Realized Capital Gain[1]	(62,658)	(9,936)
Total Distributions	(260,266)	(168,657)
Capital Share Transactions
Issued	1,475,692	2,030,600
Issued in Lieu of Cash Distributions	258,627	167,397
Redeemed	(1,511,326)	(1,754,155)
Net Increase (Decrease) from Capital Share Transactions	222,993	443,842
Total Increase (Decrease)	479,260	631,952
Net Assets
Beginning of Period	8,246,172	7,614,220
End of Period	8,725,432	8,246,172

1       Includes fiscal 2019 and 2018 short-term gain distributions totaling $13,605,000 and $5,056,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.39	$21.87	$20.64	$19.06	$20.00
Investment Operations
Net Investment Income	.561[2]	.536[2]	.433[2]	.345	.124[2]
Capital Gain Distributions Received	—	.002[2]	.006[2]	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	.716	.459	1.182	1.380	(1.064)
Total from Investment Operations	1.277	.997	1.621	1.733	(.940)
Distributions
Dividends from Net Investment Income	(.537)	(.449)	(.381)	(.152)	—
Distributions from Realized Capital Gains	(.170)	(.028)	(.010)	(.001)	—
Total Distributions	(.707)	(.477)	(.391)	(.153)	—
Net Asset Value, End of Period	$22.96	$22.39	$21.87	$20.64	$19.06

Total Return	6.08%	4.60%	8.02%	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,725	$8,246	$7,614	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.55%	2.42%	2.07%	2.04%	2.21%[3]
Portfolio Turnover Rate	16%	15%	10%	10%	1%

1       Inception.

2       Calculated based on average shares outstanding.

3       Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016-2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard

Institutional Target Retirement 2015 Fund

funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	8,612
Total Distributable Earnings (Loss)	(8,612)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	148,490
Undistributed Long-Term Gains	12,234
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	971,253

Institutional Target Retirement 2015 Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,755,426
Gross Unrealized Appreciation	974,130
Gross Unrealized Depreciation	(2,877)
Net Unrealized Appreciation (Depreciation)	971,253

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	67,681	91,749
Issued in Lieu of Cash Distributions	12,579	7,606
Redeemed	(68,538)	(79,251)
Net Increase (Decrease) in Shares Outstanding	11,722	20,104

At September 30, 2019, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2015 Fund

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,881	NA1	NA1	1	—	55	—	1,347
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,003,272	233,646	88,669	(71)	16,114	21,358	—	1,164,292
Vanguard Total Bond Market II Index Fund	2,730,546	618,908	535,597	(2,092)	204,892	81,039	—	3,016,657
Vanguard Total International Bond Index Fund	1,166,774	86,536	62,221	400	95,627	35,036	—	1,287,116
Vanguard Total International Stock Index Fund	1,345,446	154,466	145,011	(2,900)	(50,746)	39,120	—	1,301,255
Vanguard Total Stock Market Index Fund	1,994,751	416,023	495,746	38,786	2,198	37,716	—	1,956,012
Total	8,242,670	1,509,579	1,327,244	34,124	268,085	214,324	—	8,726,679

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2020 Fund	5.34%	5.88%	$127,560,659
Target 2020 Composite Index	5.45	6.04	128,381,043
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2020 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	30.8%
Vanguard Total Bond Market II Index Fund Investor Shares	29.1
Vanguard Total International Stock Index Fund Investor Shares	20.6
Vanguard Total International Bond Index Fund Admiral Shares	12.7
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	6.8

Institutional Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (30.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	101,257,154	7,443,414

International Stock Fund (20.6%)
Vanguard Total International Stock Index Fund Investor Shares	299,525,398	4,963,136

U.S. Bond Funds (35.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	635,275,743	7,038,855
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	66,324,634	1,631,586
		8,670,441

International Bond Fund (12.7%)
Vanguard Total International Bond Index Fund Admiral Shares	130,896,651	3,076,071
Total Investment Companies (Cost $21,263,670)		24,153,062
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $7,341)	73,405	7,341
Total Investments (100.1%) (Cost $21,271,011)		24,160,403
Other Assets and Liabilities (-0.1%)
Other Assets		151,783
Liabilities		(184,002)
		(32,219)
Net Assets (100%)
Applicable to 1,018,630,073 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		24,128,184
Net Asset Value Per Share		$23.69

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	24,160,403
Receivables for Investment Securities Sold	109,422
Receivables for Accrued Income	17,639
Receivables for Capital Shares Issued	24,722
Total Assets	24,312,186
Liabilities
Payables for Investment Securities Purchased	17,639
Payables for Capital Shares Redeemed	166,363
Total Liabilities	184,002
Net Assets	24,128,184

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	20,846,550
Total Distributable Earnings (Loss)	3,281,634
Net Assets	24,128,184

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	579,085
Net Investment Income—Note B	579,085
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	32,985
Futures Contracts	(33)
Realized Net Gain (Loss)	32,952
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	669,129
Net Increase (Decrease) in Net Assets Resulting from Operations	1,281,166

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	579,085	469,905
Realized Net Gain (Loss)	32,952	19,141
Change in Unrealized Appreciation (Depreciation)	669,129	616,999
Net Increase (Decrease) in Net Assets Resulting from Operations	1,281,166	1,106,045
Distributions
Net Investment Income	(512,234)	(371,348)
Realized Capital Gain[1]	(17,943)	(6,294)
Total Distributions	(530,177)	(377,642)
Capital Share Transactions
Issued	4,175,722	5,918,823
Issued in Lieu of Cash Distributions	525,289	373,108
Redeemed	(3,162,786)	(2,768,170)
Net Increase (Decrease) from Capital Share Transactions	1,538,225	3,523,761
Total Increase (Decrease)	2,289,214	4,252,164
Net Assets
Beginning of Period	21,838,970	17,586,806
End of Period	24,128,184	21,838,970

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $16,882,000 and $4,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,				June 26, 20151 to Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.08	$22.23	$20.58	$18.84	$20.00
Investment Operations
Net Investment Income[2]	.575	.532	.464	.444	.138
Capital Gain Distributions Received[2]	—	.001	.005	.007	—
Net Realized and Unrealized Gain (Loss) on Investments	.585	.773	1.582	1.453	(1.298)
Total from Investment Operations	1.160	1.306	2.051	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(.531)	(.448)	(.391)	(.162)	—
Distributions from Realized Capital Gains	(.019)	(.008)	(.010)	(.002)	—
Total Distributions	(.550)	(.456)	(.401)	(.164)	—
Net Asset Value, End of Period	$23.69	$23.08	$22.23	$20.58	$18.84

Total Return	5.34%	5.92%	10.17%	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,128	$21,839	$17,587	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.54%	2.35%	2.20%	2.25%	2.48%[3]
Portfolio Turnover Rate	13%	8%	6%	5%	2%

1	Inception.

2	Calculated based on average shares outstanding.

3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016-2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Institutional Target Retirement 2020 Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Institutional Target Retirement 2020 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	17,229
Total Distributable Earnings (Loss)	(17,229)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	391,261
Undistributed Long-Term Gains	981
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,889,392

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,271,011
Gross Unrealized Appreciation	2,948,368
Gross Unrealized Depreciation	(58,976)
Net Unrealized Appreciation (Depreciation)	2,889,392

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	186,336	260,732
Issued in Lieu of Cash Distributions	25,097	16,538
Redeemed	(139,093)	(122,044)
Net Increase (Decrease) in Shares Outstanding	72,340	155,226

Institutional Target Retirement 2020 Fund

At September 30, 2019, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	58	—	7,341
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,132,233	578,902	100,553	—	21,004	28,164	—	1,631,586
Vanguard Total Bond Market II Index Fund	6,311,465	1,768,334	1,516,737	(3,704)	479,497	189,010	—	7,038,855
Vanguard Total International Bond Index Fund	2,676,627	303,513	128,513	(861)	225,305	81,538	—	3,076,071
Vanguard Total International Stock Index Fund	4,634,461	671,206	161,901	(3,088)	(177,542)	142,397	—	4,963,136
Vanguard Total Stock Market Index Fund	7,075,179	1,322,087	1,115,354	40,637	120,865	137,918	—	7,443,414
Total	21,829,965	4,644,042	3,023,058	32,985	669,129	579,085	—	24,160,403

1	Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2025 Fund	4.91%	6.25%	$129,503,044
Target 2025 Composite Index	5.02	6.41	130,345,578
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2025 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	36.7%
Vanguard Total Bond Market II Index Fund Investor Shares	27.2
Vanguard Total International Stock Index Fund Investor Shares	24.4
Vanguard Total International Bond Index Fund Admiral Shares	11.7

Institutional Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	166,264,401	12,222,096

International Stock Fund (24.4%)
Vanguard Total International Stock Index Fund Investor Shares	490,781,505	8,132,250

U.S. Bond Fund (27.2%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	819,046,246	9,075,032

International Bond Fund (11.7%)
Vanguard Total International Bond Index Fund Admiral Shares	166,358,304	3,909,420
Total Investment Companies (Cost $29,289,693)	33,338,798
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $10,018)	100,168	10,018
Total Investments (100.0%) (Cost $29,299,711)	33,348,816
Other Assets and Liabilities (0.0%)
Other Assets	187,353
Liabilities	(201,637)
(14,284)
Net Assets (100%)
Applicable to 1,385,002,271 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	33,334,532
Net Asset Value Per Share	$24.07

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	33,348,816
Receivables for Investment Securities Sold	127,003
Receivables for Accrued Income	22,562
Receivables for Capital Shares Issued	37,788
Total Assets	33,536,169
Liabilities
Payables for Investment Securities Purchased	22,562
Payables for Capital Shares Redeemed	179,075
Total Liabilities	201,637
Net Assets	33,334,532

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	28,780,298
Total Distributable Earnings (Loss)	4,554,234
Net Assets	33,334,532

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	767,992
Net Investment Income—Note B	767,992
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	7,451
Futures Contracts	(39)
Realized Net Gain (Loss)	7,412
Change in Unrealized Appreciation (Depreciation) From Affiliated Funds	864,318
Net Increase (Decrease) in Net Assets Resulting from Operations	1,639,722

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	767,992	578,823
Realized Net Gain (Loss)	7,412	16,238
Change in Unrealized Appreciation (Depreciation)	864,318	1,005,931
Net Increase (Decrease) in Net Assets Resulting from Operations	1,639,722	1,600,992
Distributions
Net Investment Income	(645,598)	(458,573)
Realized Capital Gain[1]	(14,581)	(4,467)
Total Distributions	(660,179)	(463,040)
Capital Share Transactions
Issued	6,425,739	7,898,313
Issued in Lieu of Cash Distributions	653,036	456,899
Redeemed	(2,782,280)	(3,044,748)
Net Increase (Decrease) from Capital Share Transactions	4,296,495	5,310,464
Total Increase (Decrease)	5,276,038	6,448,416
Net Assets
Beginning of Period	28,058,494	21,610,078
End of Period	33,334,532	28,058,494

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $13,478,000 and $3,350,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.53	$22.46	$20.48	$18.65	$20.00
Investment Operations
Net Investment Income[2]	.585	.528	.480	.452	.140
Capital Gain Distributions Received[2]	—	.001	.005	.006	—
Net Realized and Unrealized Gain (Loss) on Investments	.494	.997	1.895	1.538	(1.490)
Total from Investment Operations	1.079	1.526	2.380	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(.527)	(.452)	(.392)	(.165)	—
Distributions from Realized Capital Gains	(.012)	(.004)	(.008)	(.001)	—
Total Distributions	(.539)	(.456)	(.400)	(.166)	—
Net Asset Value, End of Period	$24.07	$23.53	$22.46	$20.48	$18.65

Total Return	4.91%	6.85%	11.85%	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,335	$28,058	$21,610	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.54%	2.29%	2.27%	2.30%	2.52%[3]
Portfolio Turnover Rate	9%	9%	4%	4%	1%

1 Inception.

2 Calculation based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016-2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Institutional Target Retirement 2025 Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Institutional Target Retirement 2025 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	15,462
Total Distributable Earnings (Loss)	(15,462)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	505,129
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	4,049,105

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,299,711
Gross Unrealized Appreciation	4,175,283
Gross Unrealized Depreciation	(126,178)
Net Unrealized Appreciation (Depreciation)	4,049,105

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	281,963	342,345
Issued in Lieu of Cash Distributions	31,008	19,952
Redeemed	(120,506)	(132,010)
Net Increase (Decrease) in Shares Outstanding	192,465	230,287

Institutional Target Retirement 2025 Fund

At September 30, 2019, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	5	NA1	NA1	(1)	—	179	—	10,018
Vanguard Total Bond Market II Index Fund	7,360,128	3,126,600	2,001,195	(577)	590,076	231,588	—	9,075,032
Vanguard Total International Bond Index Fund	3,084,225	681,253	132,419	—	276,361	96,792	—	3,909,420
Vanguard Total International Stock Index Fund	7,003,894	1,413,417	12,502	(1,988)	(270,571)	223,278	—	8,132,250
Vanguard Total Stock Market Index Fund	10,592,853	2,044,244	693,470	10,017	268,452	216,155	—	12,222,096
Total	28,041,105	7,265,514	2,839,586	7,451	864,318	767,992	—	33,348,816

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2030 Fund	4.15%	6.44%	$130,477,640
Target 2030 Composite Index	4.30	6.63	131,478,647
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2030 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	41.3%
Vanguard Total International Stock Index Fund Investor Shares	27.3
Vanguard Total Bond Market II Index Fund Investor Shares	22.0
Vanguard Total International Bond Index Fund Admiral Shares	9.4

Institutional Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (41.3%)
Vanguard Total Stock Market Index Fund Institutional Shares		175,436,817	12,896,361

International Stock Fund (27.3%)
Vanguard Total International Stock Index Fund Investor Shares		515,498,304	8,541,807

U.S. Bond Fund (22.0%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	620,553,097	6,875,728

International Bond Fund (9.4%)
Vanguard Total International Bond Index Fund Admiral Shares		125,634,814	2,952,418
Total Investment Companies (Cost $27,419,710)			31,266,314
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $15,684)	156,825	15,684
Total Investments (100.1%) (Cost $27,435,394)			31,281,998
Other Assets and Liabilities (-0.1%)
Other Assets			149,867
Liabilities			(192,204)
			(42,337)
Net Assets (100%)
Applicable to 1,286,907,826 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			31,239,661
Net Asset Value Per Share			$24.27

Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	31,281,998
Receivables for Investment Securities Sold	93,205
Receivables for Accrued Income	17,051
Receivables for Capital Shares Issued	39,611
Total Assets	31,431,865
Liabilities
Payables for Investment Securities Purchased	17,051
Payables for Capital Shares Redeemed	175,153
Total Liabilities	192,204
Net Assets	31,239,661

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	26,908,314
Total Distributable Earnings (Loss)	4,331,347
Net Assets	31,239,661

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	704,886
Net Investment Income—Note B	704,886
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	6,327
Futures Contracts	(43)
Realized Net Gain (Loss)	6,284
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	663,899
Net Increase (Decrease) in Net Assets Resulting from Operations	1,375,069

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	704,886	518,266
Realized Net Gain (Loss)	6,284	3,168
Change in Unrealized Appreciation (Depreciation)	663,899	1,088,192
Net Increase (Decrease) in Net Assets Resulting from Operations	1,375,069	1,609,626
Distributions
Net Investment Income	(594,299)	(402,466)
Realized Capital Gain[1]	(3,593)	(2,865)
Total Distributions	(597,892)	(405,331)
Capital Share Transactions
Issued	6,417,870	7,621,180
Issued in Lieu of Cash Distributions	590,618	399,201
Redeemed	(2,365,021)	(2,547,464)
Net Increase (Decrease) from Capital Share Transactions	4,643,467	5,472,917
Total Increase (Decrease)	5,420,644	6,677,212
Net Assets
Beginning of Period	25,819,017	19,141,805
End of Period	31,239,661	25,819,017

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $2,919,000 and $2,148,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.89	$22.61	$20.36	$18.45	$20.00
Investment Operations
Net Investment Income[2]	.582	.531	.485	.455	.145
Capital Gain Distributions Received[2]	—	.001	.004	.004	—
Net Realized and Unrealized Gain (Loss) on Investments	.330	1.201	2.160	1.615	(1.695)
Total from Investment Operations	.912	1.733	2.649	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(.529)	(.450)	(.393)	(.163)	—
Distributions from Realized Capital Gains	(.003)	(.003)	(.006)	(.001)	—
Total Distributions	(.532)	(.453)	(.399)	(.164)	—
Net Asset Value, End of Period	$24.27	$23.89	$22.61	$20.36	$18.45

Total Return	4.15%	7.73%	13.27%	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,240	$25,819	$19,142	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.51%	2.27%	2.29%	2.34%	2.64%[3]
Portfolio Turnover Rate	8%	7%	4%	3%	1%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016-2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Institutional Target Retirement 2030 Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Institutional Target Retirement 2030 Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	484,743
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,846,604

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	27,435,394
Gross Unrealized Appreciation	3,997,087
Gross Unrealized Depreciation	(150,483)
Net Unrealized Appreciation (Depreciation)	3,846,604

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	279,267	326,284
Issued in Lieu of Cash Distributions	27,952	17,237
Redeemed	(101,098)	(109,186)
Net Increase (Decrease) in Shares Outstanding	206,121	234,335

At September 30, 2019, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2030 Fund

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,144	NA1	NA1	1	—	200	—	15,684
Vanguard Total Bond Market II Index Fund	5,444,802	2,624,668	1,638,153	(640)	445,051	173,732	—	6,875,728
Vanguard Total International Bond Index Fund	2,255,025	587,113	97,774	—	208,054	71,971	—	2,952,418
Vanguard Total International Stock Index Fund	7,206,991	1,620,041	3,624	475	(282,076)	233,179	—	8,541,807
Vanguard Total Stock Market Index Fund	10,890,848	2,231,135	524,983	6,491	292,870	225,804	—	12,896,361
Total	25,798,810	7,062,957	2,264,534	6,327	663,899	704,886	—	31,281,998

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2035 Fund	3.45%	6.64%	$131,554,684
Target 2035 Composite Index	3.57	6.84	132,566,412
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2035 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	45.6%
Vanguard Total International Stock Index Fund Investor Shares	30.3
Vanguard Total Bond Market II Index Fund Investor Shares	16.9
Vanguard Total International Bond Index Fund Admiral Shares	7.2

Institutional Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (45.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	177,312,551	13,034,246

International Stock Fund (30.3%)
Vanguard Total International Stock Index Fund Investor Shares	522,764,207	8,662,203

U.S. Bond Fund (16.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	436,334,233	4,834,583

International Bond Fund (7.2%)
Vanguard Total International Bond Index Fund Admiral Shares	87,613,114	2,058,908
Total Investment Companies (Cost $24,866,098)		28,589,940
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $11,647)	116,454	11,647
Total Investments (100.1%) (Cost $24,877,745)		28,601,587
Other Assets and Liabilities (-0.1%)
Other Assets		139,052
Liabilities		(156,159)
		(17,107)
Net Assets (100%)
Applicable to 1,168,338,126 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		28,584,480
Net Asset Value Per Share		$24.47

Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	28,601,587
Receivables for Investment Securities Sold	95,943
Receivables for Accrued Income	11,912
Receivables for Capital Shares Issued	31,197
Total Assets	28,740,639
Liabilities
Payables for Investment Securities Purchased	11,912
Payables for Capital Shares Redeemed	144,247
Total Liabilities	156,159
Net Assets	28,584,480

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	24,428,528
Total Distributable Earnings (Loss)	4,155,952
Net Assets	28,584,480

•      See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	634,079
Net Investment Income—Note B	634,079
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(2,426)
Futures Contracts	(38)
Realized Net Gain (Loss)	(2,464)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	444,387
Net Increase (Decrease) in Net Assets Resulting from Operations	1,076,002

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	634,079	473,598
Realized Net Gain (Loss)	(2,464)	3,183
Change in Unrealized Appreciation (Depreciation)	444,387	1,161,459
Net Increase (Decrease) in Net Assets Resulting from Operations	1,076,002	1,638,240
Distributions
Net Investment Income	(535,746)	(370,634)
Realized Capital Gain[1]	(4,869)	(2,936)
Total Distributions	(540,615)	(373,570)
Capital Share Transactions
Issued	5,824,878	7,041,221
Issued in Lieu of Cash Distributions	534,790	368,487
Redeemed	(2,072,971)	(2,487,936)
Net Increase (Decrease) from Capital Share Transactions	4,286,697	4,921,772
Total Increase (Decrease)	4,822,084	6,186,442
Net Assets
Beginning of Period	23,762,396	17,575,954
End of Period	28,584,480	23,762,396

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $4,565,000 and $2,446,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.25	$22.78	$20.23	$18.27	$20.00
Investment Operations
Net Investment Income[2]	.579	.533	.489	.457	.142
Capital Gain Distributions Received[2]	—	.001	.003	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	.174	1.394	2.457	1.664	(1.872)
Total from Investment Operations	.753	1.928	2.949	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(.528)	(.454)	(.394)	(.164)	—
Distributions from Realized Capital Gains	(.005)	(.004)	(.005)	—	—
Total Distributions	(.533)	(.458)	(.399)	(.164)	—
Net Asset Value, End of Period	$24.47	$24.25	$22.78	$20.23	$18.27

Total Return	3.45%	8.54%	14.85%	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,584	$23,762	$17,576	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.47%	2.25%	2.30%	2.37%	2.62%[3]
Portfolio Turnover Rate	7%	8%	4%	2%	0%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016-2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Institutional Target Retirement 2035 Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Institutional Target Retirement 2035 Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	437,194
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,718,758

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	24,882,829
Gross Unrealized Appreciation	3,882,513
Gross Unrealized Depreciation	(163,755)
Net Unrealized Appreciation (Depreciation)	3,718,758

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	251,112	297,648
Issued in Lieu of Cash Distributions	25,250	15,734
Redeemed	(87,855)	(105,226)
Net Increase (Decrease) in Shares Outstanding	188,507	208,156

At September 30, 2019, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4	NA1	NA1	2	—	177	—	11,647
Vanguard Total Bond Market II Index Fund	3,759,511	1,952,640	1,185,834	(1,343)	309,609	120,701	—	4,834,583
Vanguard Total International Bond Index Fund	1,556,304	427,336	68,897	22	144,143	49,478	—	2,058,908
Vanguard Total International Stock Index Fund	7,344,889	1,640,457	27,943	(3,016)	(292,184)	235,638	—	8,662,203
Vanguard Total Stock Market Index Fund	11,084,774	2,089,395	424,651	1,909	282,819	228,085	—	13,034,246
Total	23,745,482	6,109,828	1,707,325	(2,426)	444,387	634,079	—	28,601,587

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	1,628
Institutional Target Retirement 2015 Fund	49,495
Institutional Target Retirement 2020 Fund	1,091
Institutional Target Retirement 2025 Fund	1,111
Institutional Target Retirement 2030 Fund	680
Institutional Target Retirement 2035 Fund	267

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	36,006
Institutional Target Retirement 2015 Fund	61,645
Institutional Target Retirement 2020 Fund	213,265
Institutional Target Retirement 2025 Fund	320,985
Institutional Target Retirement 2030 Fund	336,703
Institutional Target Retirement 2035 Fund	342,157

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income Fund	11.8%
Institutional Target Retirement 2015 Fund	14.2
Institutional Target Retirement 2020 Fund	19.9
Institutional Target Retirement 2025 Fund	38.6
Institutional Target Retirement 2030 Fund	27.9
Institutional Target Retirement 2035 Fund	31.5

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income Fund	50,519	1,780
Institutional Target Retirement 2015 Fund	77,409	3,215
Institutional Target Retirement 2020 Fund	235,527	11,609
Institutional Target Retirement 2025 Fund	337,886	18,141
Institutional Target Retirement 2030 Fund	323,720	18,888
Institutional Target Retirement 2035 Fund	303,919	19,041

Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009—2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001—2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112019

Annual Report | September 30, 2019 Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Institutional Target Retirement 2040 Fund	5

Institutional Target Retirement 2045 Fund	16

Institutional Target Retirement 2050 Fund	26

Institutional Target Retirement 2055 Fund	37

Institutional Target Retirement 2060 Fund	47

Institutional Target Retirement 2065 Fund	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended September 30, 2019, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 2.11% for the Institutional Target Retirement 2050 Fund to 2.65% for the Institutional Target Retirement 2040 Fund. (The funds with target dates of 2015 through 2035, as well as the Institutional Target Retirement Income Fund, are covered in a separate report.)

•   Each fund performed in line with its composite benchmark after expenses. The Institutional Target Retirement Funds invest all their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•   Global stock markets cooled during the funds’ fiscal year. U.S. shares gained less than 3% while non-U.S. shares returned roughly –1% in U.S. dollars. Worries about the pace of global economic growth and central bank plans to loosen monetary policies virtually worldwide encouraged investment in bonds. That sent their yields lower and their prices markedly higher. Broad measures of both the U.S. and non-U.S. investment-grade bond markets returned more than 10%.

•   Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

•   From their inception dates through September 30, the funds had average annual returns that ranged from 6.81% for the Institutional Target Retirement 2040 Fund to 7.28% for the Institutional Target Retirement 2065 Fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,039.63	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,038.11	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,038.06	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,037.95	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,038.37	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,038.76	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,024.62	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

4

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2040 Fund	2.65%	6.81%	$132,417,889
Target 2040 Composite Index	2.83	7.03	133,616,586
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Institutional Target Retirement 2040 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	50.1%
Vanguard Total International Stock Index Fund Investor Shares	33.2
Vanguard Total Bond Market II Index Fund Investor Shares	11.8
Vanguard Total International Bond Index Fund Admiral Shares	4.9

6

Institutional Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (50.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	170,659,051	12,545,147

International Stock Fund (33.2%)
Vanguard Total International Stock Index Fund Investor Shares	502,866,952	8,332,505

U.S. Bond Fund (11.8%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	266,937,010	2,957,662

International Bond Fund (4.9%)
Vanguard Total International Bond Index Fund Admiral Shares	52,634,296	1,236,906
Total Investment Companies (Cost $21,767,870)	25,072,220
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $13,655)	136,535	13,655
Total Investments (100.1%) (Cost $21,781,525)	25,085,875
Other Assets and Liabilities (-0.1%)
Other Assets	111,073
Liabilities	(139,557)
(28,484)
Net Assets (100%)
Applicable to 1,015,951,439 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,057,391
Net Asset Value Per Share	$24.66

7

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	25,085,875
Receivables for Investment Securities Sold	76,374
Receivables for Accrued Income	7,261
Receivables for Capital Shares Issued	27,438
Total Assets	25,196,948
Liabilities
Payables for Investment Securities Purchased	7,261
Payables for Capital Shares Redeemed	132,296
Total Liabilities	139,557
Net Assets	25,057,391

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	21,375,356
Total Distributable Earnings (Loss)	3,682,035
Net Assets	25,057,391

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Institutional Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	545,029
Net Investment Income—Note B	545,029
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	1,147
Futures Contracts	(48)
Realized Net Gain (Loss)	1,099
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	244,321
Net Increase (Decrease) in Net Assets Resulting from Operations	790,449

See accompanying Notes, which are an integral part of the Financial Statements.

9

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	545,029	403,495
Realized Net Gain (Loss)	1,099	(2,764)
Change in Unrealized Appreciation (Depreciation)	244,321	1,133,364
Net Increase (Decrease) in Net Assets Resulting from Operations	790,449	1,534,095
Distributions
Net Investment Income	(454,943)	(310,516)
Realized Capital Gain[1]	(965)	(2,059)
Total Distributions	(455,908)	(312,575)
Capital Share Transactions
Issued	5,254,578	6,519,462
Issued in Lieu of Cash Distributions	450,585	307,832
Redeemed	(1,780,334)	(2,113,307)
Net Increase (Decrease) from Capital Share Transactions	3,924,829	4,713,987
Total Increase (Decrease)	4,259,370	5,935,507
Net Assets
Beginning of Period	20,798,021	14,862,514
End of Period	25,057,391	20,798,021

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $965,000 and $1,716,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2040 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.61	$22.93	$20.10	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.575	.535	.494	.461	.151
Capital Gain Distributions Received[2]	—	—	.002	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	(.005)	1.601	2.730	1.718	(2.071)
Total from Investment Operations	.570	2.136	3.226	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(.519)	(.453)	(.393)	(.161)	—
Distributions from Realized Capital Gains	(.001)	(.003)	(.003)	—	—
Total Distributions	(.520)	(.456)	(.396)	(.161)	—
Net Asset Value, End of Period	$24.66	$24.61	$22.93	$20.10	$18.08

Total Return	2.65%	9.39%	16.35%	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,057	$20,798	$14,863	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.43%	2.24%	2.32%	2.62%	2.81%[3]
Portfolio Turnover Rate	5%	7%	5%	0%	1%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

12

Institutional Target Retirement 2040 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

13

Institutional Target Retirement 2040 Fund

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	382,984
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,299,051

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,786,824
Gross Unrealized Appreciation	3,476,237
Gross Unrealized Depreciation	(177,186)
Net Unrealized Appreciation (Depreciation)	3,299,051

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	224,272	272,240
Issued in Lieu of Cash Distributions	21,214	13,000
Redeemed	(74,584)	(88,336)
Net Increase (Decrease) in Shares Outstanding	170,902	196,904

At September 30, 2019, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

14

Institutional Target Retirement 2040 Fund

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	748	NA1	NA1	(4)	—	165	—	13,655
Vanguard Total Bond Market II Index Fund	2,210,728	1,230,149	667,686	(573)	185,044	71,935	—	2,957,662
Vanguard Total International Bond Index Fund	894,371	274,803	18,000	—	85,732	29,010	—	1,236,906
Vanguard Total International Stock Index Fund	7,051,470	1,596,984	26,188	(692)	(289,069)	225,543	—	8,332,505
Vanguard Total Stock Market Index Fund	10,623,941	1,982,938	326,762	2,416	262,614	218,376	—	12,545,147
Total	20,781,258	5,084,874	1,038,636	1,147	244,321	545,029	—	25,085,875

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

15

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2045 Fund	2.13%	6.93%	$133,048,219
Target 2045 Composite Index	2.32	7.15	134,233,361
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

16

Institutional Target Retirement 2045 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Admiral Shares	3.0

17

Institutional Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	156,600,378	11,511,694

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	463,365,758	7,677,971

U.S. Bond Fund (7.0%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	134,658,580	1,492,017

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	27,114,443	637,189
Total Investment Companies (Cost $18,592,753)	21,318,871
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $11,719)	117,181	11,719
Total Investments (100.1%) (Cost $18,604,472)	21,330,590
Other Assets and Liabilities (-0.1%)
Other Assets	80,850
Liabilities	(103,518)
(22,668)
Net Assets (100%)
Applicable to 859,706,933 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	21,307,922

Net Asset Value Per Share	$24.79

18

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	21,330,590
Receivables for Investment Securities Sold	55,183
Receivables for Accrued Income	3,778
Receivables for Capital Shares Issued	21,889
Total Assets	21,411,440
Liabilities
Payables for Investment Securities Purchased	3,778
Payables for Capital Shares Redeemed	99,740
Total Liabilities	103,518
Net Assets	21,307,922

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	18,264,858
Total Distributable Earnings (Loss)	3,043,064
Net Assets	21,307,922

•      See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Institutional Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	455,897
Net Investment Income – Note B	455,897
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(1,387)
Realized Net Gain (Loss)	(1,387)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	132,234
Net Increase (Decrease) in Net Assets Resulting from Operations	586,744

See accompanying Notes, which are an integral part of the Financial Statements.

20

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	455,897	331,939
Realized Net Gain (Loss)	(1,387)	(2,473)
Change in Unrealized Appreciation (Depreciation)	132,234	990,917
Net Increase (Decrease) in Net Assets Resulting from Operations	586,744	1,320,383
Distributions
Net Investment Income	(373,915)	(252,433)
Realized Capital Gain[1]	(1,606)	(2,112)
Total Distributions	(375,521)	(254,545)
Capital Share Transactions
Issued	4,892,911	5,744,083
Issued in Lieu of Cash Distributions	371,618	251,301
Redeemed	(1,551,129)	(1,731,660)
Net Increase (Decrease) from Capital Share Transactions	3,713,400	4,263,724
Total Increase (Decrease)	3,924,623	5,329,562
Net Assets
Beginning of Period	17,383,299	12,053,737
End of Period	21,307,922	17,383,299

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $1,606,000 and $1,946,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2045 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.86	$23.05	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.574	.538	.497	.464	.149
Capital Gain Distributions Received[2]	—	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	(.130)	1.730	2.833	1.736	(2.079)
Total from Investment Operations	.444	2.268	3.331	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(.512)	(.454)	(.389)	(.162)	—
Distributions from Realized Capital Gains	(.002)	(.004)	(.002)	—	—
Total Distributions	(.514)	(.458)	(.391)	(.162)	—
Net Asset Value, End of Period	$24.79	$24.86	$23.05	$20.11	$18.07

Total Return	2.13%	9.92%	16.87%	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,308	$17,383	$12,054	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.41%	2.23%	2.33%	2.42%	2.79%[3]
Portfolio Turnover Rate	4%	6%	5%	1%	0%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne

23

Institutional Target Retirement 2045 Fund

by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	322,421
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(5,475)
Net Unrealized Gains (Losses)	2,726,118

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	18,604,472
Gross Unrealized Appreciation	2,902,978
Gross Unrealized Depreciation	(176,860)
Net Unrealized Appreciation (Depreciation)	2,726,118

24

Institutional Target Retirement 2045 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	207,342	237,715
Issued in Lieu of Cash Distributions	17,471	10,532
Redeemed	(64,485)	(71,706)
Net Increase (Decrease) in Shares Outstanding	160,328	176,541

At September 30, 2019, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	866	NA1	NA1	1	—	190	—	11,719
Vanguard Total Bond Market II Index Fund	1,232,300	540,347	379,825	(1,296)	100,491	38,657	—	1,492,017
Vanguard Total International Bond Index Fund	506,111	122,930	36,811	(448)	45,407	15,792	—	637,189
Vanguard Total International Stock Index Fund	6,239,763	1,722,956	21,772	(646)	(262,330)	204,738	—	7,677,971
Vanguard Total Stock Market Index Fund	9,387,244	2,139,887	265,105	1,002	248,666	196,520	—	11,511,694
Total	17,366,284	4,526,120	703,513	(1,387)	132,234	455,897	—	21,330,590

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

25

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2050 Fund	2.11%	6.92%	$133,010,790
Target 2050 Composite Index	2.32	7.15	134,233,361
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

26

Institutional Target Retirement 2050 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Admiral Shares	3.0

27

Institutional Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	117,473,967	8,635,511

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	347,745,011	5,762,135

U.S. Bond Fund (7.0%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	101,228,994	1,121,617

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	20,297,560	476,993
Total Investment Companies (Cost $14,173,362)	15,996,256
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $11,719)	117,181	11,719
Total Investments (100.1%) (Cost $14,185,081)	16,007,975
Other Assets and Liabilities (-0.1%)
Other Assets	46,832
Liabilities	(67,961)
(21,129)
Net Assets (100%)
Applicable to 644,141,732 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,986,846
Net Asset Value Per Share	$24.82

28

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,007,975
Receivables for Investment Securities Sold	24,579
Receivables for Accrued Income	2,853
Receivables for Capital Shares Issued	19,400
Total Assets	16,054,807
Liabilities
Payables for Investment Securities Purchased	2,853
Payables for Capital Shares Redeemed	65,108
Total Liabilities	67,961
Net Assets	15,986,846

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	13,927,710
Total Distributable Earnings (Loss)	2,059,136
Net Assets	15,986,846

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Institutional Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	334,430
Net Investment Income – Note B	334,430
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	2,294
Futures Contracts	(37)
Realized Net Gain (Loss)	2,257
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	120,178
Net Increase (Decrease) in Net Assets Resulting from Operations	456,865

See accompanying Notes, which are an integral part of the Financial Statements.

30

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	334,430	228,922
Realized Net Gain (Loss)	2,257	(3,969)
Change in Unrealized Appreciation (Depreciation)	120,178	672,212
Net Increase (Decrease) in Net Assets Resulting from Operations	456,865	897,165
Distributions
Net Investment Income	(263,732)	(165,211)
Realized Capital Gain[1]	(315)	(1,818)
Total Distributions	(264,047)	(167,029)
Capital Share Transactions
Issued	4,332,507	4,756,671
Issued in Lieu of Cash Distributions	261,168	164,754
Redeemed	(1,150,088)	(1,251,343)
Net Increase (Decrease) from Capital Share Transactions	3,443,587	3,670,082
Total Increase (Decrease)	3,636,405	4,400,218
Net Assets
Beginning of Period	12,350,441	7,950,223
End of Period	15,986,846	12,350,441

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $315,000 and $1,707,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2050 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.88	$23.07	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.577	.542	.503	.466	.149
Capital Gain Distributions Received[2]	—	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	(.134)	1.718	2.838	1.732	(2.079)
Total from Investment Operations	.443	2.260	3.342	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(.502)	(.445)	(.380)	(.160)	—
Distributions from Realized Capital Gains	(.001)	(.005)	(.002)	—	—
Total Distributions	(.503)	(.450)	(.382)	(.160)	—
Net Asset Value, End of Period	$24.82	$24.88	$23.07	$20.11	$18.07

Total Return	2.11%	9.88%	16.92%	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,987	$12,350	$7,950	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.42%	2.24%	2.34%	2.43%	2.81%[3]
Portfolio Turnover Rate	3%	5%	5%	1%	1%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016—2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

33

Institutional Target Retirement 2050 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

34

Institutional Target Retirement 2050 Fund

D.           Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	238,498
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,256)
Net Unrealized Gains (Losses)	1,822,894

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	14,185,081
Gross Unrealized Appreciation	1,970,992
Gross Unrealized Depreciation	(148,098)
Net Unrealized Appreciation (Depreciation)	1,822,894

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	183,192	196,601
Issued in Lieu of Cash Distributions	12,261	6,899
Redeemed	(47,748)	(51,709)
Net Increase (Decrease) in Shares Outstanding	147,705	151,791

At September 30, 2019, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

35

Institutional Target Retirement 2050 Fund

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	681	NA1	NA1	(1)	—	159	—	11,719
Vanguard Total Bond Market II Index Fund	876,026	374,916	201,890	(1,150)	73,715	28,287	—	1,121,617
Vanguard Total International Bond Index Fund	358,043	100,706	14,813	(119)	33,176	11,324	—	476,993
Vanguard Total International Stock Index Fund	4,437,779	1,507,495	1,791	3,121	(184,469)	150,423	—	5,762,135
Vanguard Total Stock Market Index Fund	6,661,087	1,939,440	163,215	443	197,756	144,237	—	8,635,511
Total	12,333,616	3,922,557	381,709	2,294	120,178	334,430	—	16,007,975

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

36

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2055 Fund	2.16%	6.93%	$133,056,948
Target 2055 Composite Index	2.32	7.15	134,233,361
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

37

Institutional Target Retirement 2055 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Admiral Shares	2.9

38

Institutional Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	58,548,189	4,303,877

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	172,590,983	2,859,833

U.S. Bond Fund (7.2%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	51,818,017	574,144

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	9,889,534	232,404
Total Investment Companies (Cost $7,212,612)	7,970,258
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $9,364)	93,634	9,364
Total Investments (100.2%) (Cost $7,221,976)	7,979,622
Other Assets and Liabilities (-0.2%)
Other Assets	16,297
Liabilities	(31,622)
(15,325)
Net Assets (100%)
Applicable to 319,967,608 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,964,297

Net Asset Value Per Share	$24.89

39

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	7,979,622
Receivables for Accrued Income	1,415
Receivables for Capital Shares Issued	14,882
Total Assets	7,995,919
Liabilities
Payables for Investment Securities Purchased	9,392
Payables for Capital Shares Redeemed	22,230
Total Liabilities	31,622
Net Assets	7,964,297

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	7,091,656
Total Distributable Earnings (Loss)	872,641
Net Assets	7,964,297

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Institutional Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	158,297
Net Investment Income—Note B	158,297
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	2,477
Realized Net Gain (Loss)	2,477
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	77,656
Net Increase (Decrease) in Net Assets Resulting from Operations	238,430

See accompanying Notes, which are an integral part of the Financial Statements.

41

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,297	97,893
Realized Net Gain (Loss)	2,477	(2,031)
Change in Unrealized Appreciation (Depreciation)	77,656	285,834
Net Increase (Decrease) in Net Assets Resulting from Operations	238,430	381,696
Distributions
Net Investment Income	(115,930)	(66,180)
Realized Capital Gain[1]	(238)	(970)
Total Distributions	(116,168)	(67,150)
Capital Share Transactions
Issued	2,789,307	2,472,995
Issued in Lieu of Cash Distributions	114,709	66,096
Redeemed	(550,492)	(577,670)
Net Increase (Decrease) from Capital Share Transactions	2,353,524	1,961,421
Total Increase (Decrease)	2,475,786	2,275,967
Net Assets
Beginning of Period	5,488,511	3,212,544
End of Period	7,964,297	5,488,511

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $214,000 and $939,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Institutional Target Retirement 2055 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.92	$23.10	$20.11	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.582	.547	.506	.470	.157
Capital Gain Distributions Received[2]	—	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	(.125)	1.709	2.845	1.718	(2.077)
Total from Investment Operations	.457	2.256	3.352	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(.486)	(.430)	(.360)	(.158)	—
Distributions from Realized Capital Gains	(.001)	(.006)	(.002)	(.001)	—
Total Distributions	(.487)	(.436)	(.362)	(.159)	—
Net Asset Value, End of Period	$24.89	$24.92	$23.10	$20.11	$18.08

Total Return	2.16%	9.84%	16.95%	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,964	$5,489	$3,213	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.44%	2.26%	2.36%	2.47%	3.05%[3]
Portfolio Turnover Rate	3%	5%	6%	1%	1%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund

44

Institutional Target Retirement 2055 Fund

and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	114,995
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	757,646

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,221,976
Gross Unrealized Appreciation	833,671
Gross Unrealized Depreciation	(76,025)
Net Unrealized Appreciation (Depreciation)	757,646

45

Institutional Target Retirement 2055 Fund

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	117,144	102,186
Issued in Lieu of Cash Distributions	5,370	2,762
Redeemed	(22,775)	(23,816)
Net Increase (Decrease) in Shares Outstanding	99,739	81,132

At September 30, 2019, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,254	NA1	NA1	—	—	91	—	9,364
Vanguard Total Bond Market II Index Fund	389,697	236,880	87,077	583	34,061	13,315	—	574,144
Vanguard Total International Bond Index Fund	158,470	59,208	1,000	—	15,726	5,154	—	232,404
Vanguard Total International Stock Index Fund	1,970,859	972,785	4,589	1,797	(81,019)	71,373	—	2,859,833
Vanguard Total Stock Market Index Fund	2,959,172	1,315,584	79,864	97	108,888	68,364	—	4,303,877
Total	5,479,452	2,584,457	172,530	2,477	77,656	158,297	—	7,979,622

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

46

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2060 Fund	2.15%	6.91%	$132,965,373
Target 2060 Composite Index	2.32	7.15	134,233,361
MSCI US Broad Market Index	2.91	10.06	150,458,285

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

47

Institutional Target Retirement 2060 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	54.2%
Vanguard Total International Stock Index Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Admiral Shares	2.8

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Institutional Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares		18,761,750	1,379,176

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares		55,170,465	914,175

U.S. Bond Fund (7.3%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	16,678,261	184,795

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Admiral Shares		3,072,406	72,202
Total Investment Companies (Cost $2,353,644)			2,550,348
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1	Vanguard Market Liquidity Fund, 2.098% (Cost $4,930)	49,296	4,930
Total Investments (100.1%) (Cost $2,358,574)			2,555,278
Other Assets and Liabilities (-0.1%)
Other Assets			6,602
Liabilities			(9,373)
			(2,771)
Net Assets (100%)
Applicable to 102,515,401 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			2,552,507

Net Asset Value Per Share			$24.90

49

Institutional Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	2,555,278
Receivables for Accrued Income	501
Receivables for Capital Shares Issued	6,101
Total Assets	2,561,880
Liabilities
Payables for Investment Securities Purchased	6,241
Payables for Capital Shares Redeemed	3,132
Total Liabilities	9,373
Net Assets	2,552,507

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	2,320,279
Total Distributable Earnings (Loss)	232,228
Net Assets	2,552,507

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Institutional Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	47,932
Other Income	51
Net Investment Income–Note B	47,983
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	930
Futures Contracts	(9)
Realized Net Gain (Loss)	921
Change in Unrealized Appreciation (Depreciation) From Affiliated Funds	31,421
Net Increase (Decrease) in Net Assets Resulting from Operations	80,325

See accompanying Notes, which are an integral part of the Financial Statements.

51

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,983	26,781
Realized Net Gain (Loss)	921	(807)
Change in Unrealized Appreciation (Depreciation)	31,421	74,473
Net Increase (Decrease) in Net Assets Resulting from Operations	80,325	100,447
Distributions
Net Investment Income	(32,688)	(16,365)
Realized Capital Gain[1]	(55)	(152)
Total Distributions	(32,743)	(16,517)
Capital Share Transactions
Issued	1,187,527	821,039
Issued in Lieu of Cash Distributions	32,169	16,151
Redeemed	(249,768)	(195,143)
Net Increase (Decrease) from Capital Share Transactions	969,928	642,047
Total Increase (Decrease)	1,017,510	725,977
Net Assets
Beginning of Period	1,534,997	809,020
End of Period	2,552,507	1,534,997

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $41,000 and $144,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Financial Highlights

					June 26,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.92	$23.08	$20.10	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.589	.554	.511	.466	.135
Capital Gain Distributions Received[2]	—	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	(.132)	1.699	2.828	1.729	(2.065)
Total from Investment Operations	.457	2.253	3.340	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(.476)	(.409)	(.359)	(.165)	—
Distributions from Realized Capital Gains	(.001)	(.004)	(.001)	(.001)	—
Total Distributions	(.477)	(.413)	(.360)	(.166)	—
Net Asset Value, End of Period	$24.90	$24.92	$23.08	$20.10	$18.07

Total Return	2.15%	9.83%	16.90%	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,553	$1,535	$809	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.46%	2.29%	2.38%	2.45%	2.53%[3]
Portfolio Turnover Rate	3%	5%	7%	4%	4%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2060 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

55

Institutional Target Retirement 2060 Fund

D.           Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	35,524
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	196,704

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,358,574
Gross Unrealized Appreciation	222,360
Gross Unrealized Depreciation	(25,656)
Net Unrealized Appreciation (Depreciation)	196,704

E.           Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	49,788	33,921
Issued in Lieu of Cash Distributions	1,505	675
Redeemed	(10,382)	(8,051)
Net Increase (Decrease) in Shares Outstanding	40,911	26,545

At September 30, 2019, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2060 Fund

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized					Sept. 30,
	2018		from	Net		Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss	)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	168	NA1	NA1	—		—	43	—	4,930
Vanguard Total Bond Market II Index Fund	107,292	98,338	31,304	174		10,295	3,956	—	184,795
Vanguard Total International Bond Index Fund	45,856	23,149	1,621	22		4,796	1,522	—	72,202
Vanguard Total International Stock Index Fund	551,024	386,791	2,787	685		(21,538)	21,702	—	914,175
Vanguard Total Stock Market Index Fund	826,369	537,524	22,634	49		37,868	20,709	—	1,379,176
Total	1,530,709	1,045,802	58,346	930		31,421	47,932	—	2,555,278

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

57

Institutional Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(7/12/2017)	Investment
Institutional Target Retirement 2065 Fund	2.22%	7.28%	$116,865,611
Target 2065 Composite Index	2.32	7.35	117,038,501
MSCI US Broad Market Index	2.91	10.77	125,479,589

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Institutional Target Retirement 2065 Fund

Underlying Vanguard Funds

As of September 30, 2019

Vanguard Total Stock Market Index Fund Institutional Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Admiral Shares	3.0

59

Institutional Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	1,810,816	133,113

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	5,334,970	88,401

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,561,592	17,302

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	314,041	7,380
Total Investment Companies (Cost $239,241)		246,196
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1] Vanguard Market Liquidity Fund, 2.098% (Cost $543)	5,426	543
Total Investments (100.4%) (Cost $239,784)		246,739
Other Assets and Liabilities (-0.4%)
Other Assets		327
Liabilities		(1,261)
		(934)
Net Assets (100%)
Applicable to 10,791,358 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		245,805
Net Asset Value Per Share		$22.78

60

Institutional Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	246,739
Receivables for Accrued Income	43
Receivables for Capital Shares Issued	284
Total Assets	247,066
Liabilities
Payables for Investment Securities Purchased	371
Payables for Capital Shares Redeemed	890
Total Liabilities	1,261
Net Assets	245,805

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	235,654
Total Distributable Earnings (Loss)	10,151
Net Assets	245,805

•    See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	4,124
Net Investment Income—Note B	4,124
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	22
Futures Contracts	4
Realized Net Gain (Loss)	26
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	4,738
Net Increase (Decrease) in Net Assets Resulting from Operations	8,888

See accompanying Notes, which are an integral part of the Financial Statements.

62

Institutional Target Retirement 2065 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,124	1,185
Realized Net Gain (Loss)	26	(44)
Change in Unrealized Appreciation (Depreciation)	4,738	2,145
Net Increase (Decrease) in Net Assets Resulting from Operations	8,888	3,286
Distributions
Net Investment Income	(1,981)	(131)
Realized Capital Gain[1]	—	(3)
Total Distributions	(1,981)	(134)
Capital Share Transactions
Issued	208,214	125,010
Issued in Lieu of Cash Distributions	1,977	133
Redeemed	(68,197)	(36,854)
Net Increase (Decrease) from Capital Share Transactions	141,994	88,289
Total Increase (Decrease)	148,901	91,441
Net Assets
Beginning of Period	96,904	5,463
End of Period	245,805	96,904

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $3,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Financial Highlights

			July 12,
	Year Ended		2017[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2019	2018	2017
Net Asset Value, Beginning of Period	$22.69	$20.80	$20.00
Investment Operations
Net Investment Income[2]	.552	.555	.197
Capital Gain Distributions Received[2]	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.107)	1.503	.603
Total from Investment Operations	.445	2.058	.800
Distributions
Dividends from Net Investment Income	(.355)	(.165)	—
Distributions from Realized Capital Gains	—	(.003)	—
Total Distributions	(.355)	(.168)	—
Net Asset Value, End of Period	$22.78	$22.69	$20.80

Total Return	2.22%	9.93%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$246	$97	$5
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.51%	2.51%	4.33%[3]
Portfolio Turnover Rate	8%	28%	133%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Institutional Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2017–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2065 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2065 Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,222
Undistributed Long-Term Gains	1
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	6,928

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	239,811
Gross Unrealized Appreciation	10,221
Gross Unrealized Depreciation	(3,293)
Net Unrealized Appreciation (Depreciation)	6,928

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	9,534	5,679
Issued in Lieu of Cash Distributions	101	6
Redeemed	(3,114)	(1,677)
Net Increase (Decrease) in Shares Outstanding	6,521	4,008

67

Institutional Target Retirement 2065 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized					Sept. 30,
	2018		from	Net		Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss	)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1	NA1	NA1	1		—	7	—	543
Vanguard Total Bond Market II Index Fund	6,766	12,702	3,054	2		886	326	—	17,302
Vanguard Total International Bond Index Fund	2,892	4,998	936	—		426	117	—	7,380
Vanguard Total International Stock Index Fund	34,517	58,723	3,791	16		(1,064)	1,883	—	88,401
Vanguard Total Stock Market Index Fund	52,345	81,291	5,016	3		4,490	1,791	—	133,113
Total	96,521	157,714	12,797	22		4,738	4,124	—	246,739

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

69

Special 2019 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040 Fund	—
Institutional Target Retirement 2045 Fund	—
Institutional Target Retirement 2050 Fund	—
Institutional Target Retirement 2055 Fund	30
Institutional Target Retirement 2060 Fund	11
Institutional Target Retirement 2065 Fund	—

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040 Fund	324,871
Institutional Target Retirement 2045 Fund	285,550
Institutional Target Retirement 2050 Fund	201,314
Institutional Target Retirement 2055 Fund	88,558
Institutional Target Retirement 2060 Fund	24,891
Institutional Target Retirement 2065 Fund	1,510

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2040 Fund	34.9%
Institutional Target Retirement 2045 Fund	37.5
Institutional Target Retirement 2050 Fund	37.5
Institutional Target Retirement 2055 Fund	37.6
Institutional Target Retirement 2060 Fund	37.6
Institutional Target Retirement 2065 Fund	37.8

70

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2040 Fund	272,559	18,189
Institutional Target Retirement 2045 Fund	236,963	16,490
Institutional Target Retirement 2050 Fund	173,802	12,115
Institutional Target Retirement 2055 Fund	82,230	5,748
Institutional Target Retirement 2060 Fund	24,956	1,748
Institutional Target Retirement 2065 Fund	2,149	152

Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

71

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

72

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $31,000
Fiscal Year Ended September 30, 2018: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215
Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031
Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2019: $0
Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)   Code of Ethics.

(b)   Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD CHESTER FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.